                                                                   EXHIBIT 10.42

                              SETTLEMENT AGREEMENT

          This SETTLEMENT AGREEMENT ("Agreement") is entered into the 9th day of April 2002, by and among Unigene Laboratories, Inc., a Delaware corporation (the "Company") and The Tail Wind Fund, Ltd., a British Virgin Islands limited liability company ("Tail Wind").

                               W I T N E S S T H:

          WHEREAS, as of June 29, 1998, the Company and Tail Wind entered in to a Purchase Agreement, pursuant to which the Company sold to Tail Wind $4,000,000 in principal amount of Debentures, of which $2,000,000 in principal amount remains outstanding (the "Financing");

          WHEREAS, certain disputes have arisen with respect to the Financing and the respective obligations of the parties thereunder, and Tail Wind has initiated an arbitration proceeding under the rules of the American Arbitration Association (AAA No. 50 J 153 00261 00) to resolve those disputes (the "Arbitration Proceeding"); and

          WHEREAS, the Company and Tail Wind have agreed to a settlement of their respective claims, to terminate the Arbitration Proceeding and to release each other from any and all obligations and claims, all as more fully set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        Issuance of Promissory Note.

          At the Effective Time, the Company shall issue to Tail Wind a duly executed Promissory Note in the principal amount of $1,000,000 in the form attached hereto as Attachment A (the "Promissory Note").

2.        Issuance of Common Stock.

          At the Effective Time, the Company shall issue to Tail Wind 2,000,000 shares (the "Shares") of Unigene common stock, par value $.01 per share ("Common Stock"). The certificate(s) for the shares shall not include any securities law or other restrictive legend and shall be deposited with the Escrow Agent in accordance with the terms of the Escrow Agreement. The Shares shall be entitled to the registration rights set forth in Section 7 of this Agreement. Tail Wind agrees that it will not sell the Shares in any manner prohibited by applicable law. Tail Wind covenants and agrees that from the date hereof and for so long as it owns any Shares, it will not engage in any short sales of Common Stock (except for short sales that, within one week of the sale, are covered and settled by the delivery of Shares), provided, however, that Tail Wind may engage in short sales of Common Stock if (a) the Company has materially breached any of the Related Agreements and has failed to cure such breach within 20 days of Tail Wind's written notice thereof, or (b) an Event of Default (as defined in the Mortgage) has occurred pursuant to Section 22(a) of the Mortgage.

    3.   Effective Date and Conditions to Settlement
         -------------------------------------------

         a.       Effective Date. This Agreement shall become effective only
         -----------------------
upon the satisfaction or waiver of the conditions set forth in paragraphs (b) and (c) of this Section 3. The effectiveness of this Agreement shall be evidenced by (i) the delivery by the Company to Tail Wind of a certificate executed by an officer of the Company certifying that the conditions set forth in paragraph (b) have been satisfied or waived and (ii) the delivery by Tail Wind to the Company of a certificate executed by a duly authorized official on behalf of Tail Wind certifying that the conditions set forth in paragraph (c) have been satisfied or waived (the time of the later to occur being referred to herein as the "Effective Time"). The delivery of the documents contemplated by this Section 3 shall take place at the offices of Peter J. Weisman, P.C., 110 East 59/th/ Street, 18/th/. Floor, New York, NY 10022, or at such other location as the parties shall mutually agree. If the conditions set forth in paragraphs
(b) and (c) have not been satisfied or waived on or before April 12, 2002, or such later date as the parties may agree in writing (the "Deadline"), this Agreement shall terminate and be of no further force or effect without liability of either party, except for liability for any breach of this Agreement.

         b.       Conditions to the Company's Obligations. The obligations of
         ------------------------------------------------
the Company to consummate the transactions contemplated by this Agreement shall be subject to the following:

                  i.     the execution and delivery of the Security Agreement by
                  --
Tail Wind;

                 ii.     the execution and delivery of the Subordination
                 ---
Agreement by Tail Wind;

                iii.     the execution and delivery of the Escrow Agreement by
                ----
Tail Wind and the Escrow Agent; and

                 iv.     the surrender to the Company by Tail Wind of
                 ---
Convertible Debentures, dated June 29, 1998, in the aggregate principal amount of $2,000,000 (the "Debentures").

         c.       Conditions to Tail Wind's Obligations. The obligations of Tail
         ----------------------------------------------
Wind to consummate the transactions contemplated by this Agreement shall be subject to the following:

                  i.     the execution and delivery of the Mortgage and the
                  --
Security Agreement by the Company;

                 ii.     the execution and delivery of the Subordination
                 ---
Agreement by the Company, Jay Levy, Jean Levy, Warren P. Levy and Ronald Levy;

                iii.     the execution and delivery of the Escrow Agreement by
                ----
the Company and the Escrow Agent;

                 iv.     delivery by the Company to Tail Wind of the Promissory
                 ---
Note as contemplated by Section 1 of this Agreement; and

                  v.     delivery by the Company to the Escrow Agent of
                  --
certificates for the Shares as contemplated by Section 2 of this Agreement.

         d.       Obligations to Satisfy Conditions.  The Company and Tail Wind
         ------------------------------------------
each covenant and agree to use its best efforts to cause the conditions to the obligations of the other to be satisfied in full on or before the Deadline.

     4.  Mutual Release.

         In consideration of the covenants, agreements and undertakings set forth in this Agreement, the Company and Tail Wind agree to the mutual general release set forth in this Section 4 (the "Mutual Release"), such Mutual Release to be effective at the Effective Time, except that, under no circumstances will the Mutual Release be deemed to cover any claims that may arise subsequent to the Effective Time under the terms of this Agreement or any of the Related Agreements.

              a.  Release of Claims by the Company. The Company hereby forever
                  --------------------------------
generally and completely releases and discharges Tail Wind, each of its Affiliates and each of its and their directors, officers, employees, attorneys and agents, in their corporate, company and individual capacities (the "Tail Wind Parties"), of and from any and all claims and demands of every kind and nature, in law, equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, and in particular (but without limitation) of and from all claims and demands of every kind and nature, known and unknown, suspected and unsuspected, disclosed and undisclosed, for damages, actual, consequential and exemplary, past, present and future, arising out of or in any way related to the Company's dealings with any Tail Wind Party in connection with the Financing, and any and all claims raised in the Arbitration Proceeding.

              b.  Release of Claims by Tail Wind. Tail Wind hereby forever
                  ------------------------------
generally and completely releases and discharges the Company, each of its Affiliates and each of its and their directors, officers, employees, attorneys and agents, in both their corporate and individual capacities (the "Company Parties"), of and from any and all claims and demands of every kind and nature, in law, equity or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed, and in particular (but without limitation) of and from all claims and demands of every kind and nature, known and unknown, suspected and unsuspected, disclosed and undisclosed, for damages, actual, consequential and exemplary, past, present and future, arising out of or in any way related to Tail Wind's dealings with any Company Party in connection with the Financing, and any and all claims raised in the Arbitration Proceeding.

              c.  Unknown Claims. For avoidance of doubt, the parties understand
                  --------------
and agree that the releases given in paragraphs (a) and (b) above constitute full, complete and final general releases, and that the releases shall apply to all unknown, unanticipated, unsuspected and undisclosed claims, demands, liabilities, actions and causes of action, in law, equity or otherwise, as well as those which are now known, anticipated, suspected or disclosed.

                 d.      Dismissal of Arbitration Proceeding.  On or promptly
                         -----------------------------------
following the Effective Date, the parties shall cause the Arbitration Proceeding to terminate and be dismissed with prejudice. Each party shall bear its own attorneys' fees, expenses and costs incurred in connection with the Arbitration Proceeding.

     5.       Representations and Warranties of the Company.

              The Company represents and warrants to Tail Wind that:

                  a.     Organization, Good Standing and Qualification. The
                         ---------------------------------------------
Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business and own its properties as now conducted and owned. The Company and each of its subsidiaries is duly qualified or licensed to do business as a foreign corporation and in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or licensing necessary, unless the failure to so qualify or be licensed would not individually or in the aggregate have a Material Adverse Effect.

                  b.     Authorization. The Company has full corporate power and
                         -------------
authority and has taken all requisite corporate action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement and the Related Agreements and (ii) the performance of all obligations of the Company under this Agreement and the Related Agreements. This Agreement and each of the Related Agreements constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  c.     Enforceability of the Promissory Note.  The Promissory
                         -------------------------------------
Note, when issued to Tail Wind at the Effective Time, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  d.     Valid Issuance of the Shares. The Shares, when issued
                         ----------------------------
to Tail Wind at the Effective Time, will be duly authorized, validly issued, fully paid, non-assessable, and free and clear of all liens, claims, encumbrances and restrictions, except as set forth in the Escrow Agreement.

                  e.     Consents.  Assuming the accuracy in all material
                         --------
respects of Tail Wind's representations and warranties set forth in paragraph
(e) through (i) of Section 6 of this Agreement, the execution, delivery and performance by the Company of this Agreement and the Related Agreements requires no consent of, action by or in respect of, or filing with, any Person, except as otherwise contemplated by this Agreement and the Related Agreements.

                  f.     No Breach, Violation or Default.  The execution,
                         -------------------------------
delivery and performance by the Company of this Agreement and the Related Agreements (assuming the accuracy in all material respects of Tail Wind's representations and warranties set forth in paragraph (e) through (i) of Section 6 of this Agreement) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or (ii) except to the extent such breach, violation or default would not individually or in the aggregate have a Material Adverse Effect, any agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound, or (iii) the Certificate of Incorporation or By Laws of the Company.

                  g.     Environmental Matters. Neither the Company nor any of
                         ---------------------
its subsidiaries is in violation of any federal, state or local statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any offsite disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim. The Company is in full compliance with all, and has not violated any, applicable Environmental Laws concerning or relating to the Fairfield Collateral, except where non-compliance would not have a Material Adverse Effect.

                  h.     Compliance with OTC Bulletin Board Continued Listing
                         ----------------------------------------------------
Requirements. There are no proceedings pending or threatened against the Company
------------
relating to the continued listing of the Common Stock on the OTC Bulletin Board and the Company has not received any notice of the delisting or the possible delisting of the Common Stock from the OTC Bulletin Board.

                  i.     Securities Act Compliance.  Assuming the accuracy of
                         -------------------------
the representations and warranties of Tail Wind in Section 6 of this Agreement, the offer and sale of Shares to Tail Wind contemplated hereby will be exempt from the registration requirements of the 1933 Act.

6.       Representations and Warranties of Tail Wind.

         Tail Wind represents and warrants to the Company that:

                  a.     Organization and Existence.  Tail Wind is a validly
                         --------------------------
existing corporation or limited liability company and has all requisite corporate or other power and authority to perform its obligations under this Agreement.

                  b.     Authorization. Tail Wind has full corporate or other
                         -------------
power and authority and has taken all requisite corporate or other action on the part of Tail Wind, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement and the Related Agreements and (ii) the performance of all obligations of

Tail Wind under this Agreement and the Related Agreements. This Agreement and each of the Related Agreements constitutes a valid and legally binding obligation of Tail Wind, enforceable against Tail Wind in accordance with its terms.

                  c.     Consents.  The execution, delivery and performance by
                         --------
Tail Wind of this Agreement and the Related Agreements requires no consent of, action by or in respect of, or filing with, any Person, except as otherwise contemplated by this Agreement and the Related Agreements.

                  d.     No Breach, Violation or Default. The execution,
                         -------------------------------
delivery and performance by Tail Wind of this Agreement and the Related Agreements will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Tail Wind or any of its properties, or (ii) except to the extent such breach, violation or default would not individually or in the aggregate have a Material Adverse Effect, any agreement or instrument to which Tail Wind is a party or is bound, or (iii) the organizational documents of Tail Wind.

                  e.     Purchase Entirely for Own Account. The Securities being
                         ---------------------------------
acquired by Tail Wind hereunder are being acquired entirely for Tail Wind's own account, not as nominee or agent, and not with a view to the resale or distribution of all or any part thereof in violation of the 1933 Act, and Tail Wind will not sell, grant any participation in, or otherwise distribute the Shares in violation of the 1933 Act.

                  f.     Investment Experience.  Tail Wind acknowledges that it
                         ---------------------
can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

                  g.     Disclosure of Information. Tail Wind has had an
                         -------------------------
opportunity to ask questions and receive answers from authorized officers and other representatives of the Company regarding the Company, its business and the terms and conditions of the offering of the Securities and has been furnished with all information Tail Wind deemed necessary to make an informed investment decision with respect to the Securities.

                  h.     Restricted Securities. Subject to Section 7(h) below,
                         ---------------------
Tail Wind understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration, except pursuant to a valid exemption from registration under the 1933 Act.

                  i.     Accredited Investor.  Tail Wind is an accredited
                         -------------------
investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

     7.    Registration of the Shares.

           a. Registration Statement. Not later than 15 calendar days after the
              ----------------------
Effective Time or 10 calendar days after the date on which the Company files its Annual Report on Form 10-K for the year ended December 31, 2001, whichever is later (but in no event later than 30 days following the Effective Time), the Company shall prepare and file with the SEC a registration statement (the "Registration Statement") on Form S-3 (or, if Form S-3 is not then available to the Company, on such other form of registration statement as is available) registering the Shares for resale under the 1933 Act. The Registration Statement also shall cover, to the extent permitted by Rule 416 under the 1933 Act, such indeterminate number of additional shares of Common Stock resulting from stock splits or similar transactions. The Company shall use its best efforts to cause the Registration Statement to be declared effective as soon as reasonably practicable after the date of filing thereof, but in no event later than the date (the "Registration Date") that is (i) 30 calendar days after the date that the Company files the Registration Statement with the SEC, if the SEC notifies the Company that it will not review the Registration Statement prior to declaring it effective or (ii) 82 calendar days after the date that the Company files with the SEC its Annual Report on Form 10-K for the year ended December 31, 2001, if the SEC notifies the Company that it will review the Registration Statement prior to declaring it effective, provided, however, that such 30-day or 82-day limit, as the case may be, shall be increased by up to 20 additional days in the event that such Registration Statement is not declared effective substantially due to reasons beyond the Company's control. The Company shall promptly request acceleration of effectiveness of the Registration Statement after the SEC notifies the Company it may request acceleration.

           b. Liquidated Damages.
              ------------------

              i. If the Registration Statement is not declared effective by the SEC on or before the Registration Date, then the Company shall pay Tail Wind, as liquidated damages and not as a penalty, an amount equal to the product of (A) $1,000.00, multiplied by (B) the number of days in the period commencing on the day immediately following the Registration Date and ending on the day that the Registration Statement is declared effective by the SEC (or the last day of the Registration Period, if earlier).

             ii. If, after the Registration Statement has been declared effective by the SEC, sales cannot be made by Tail Wind pursuant to the Registration Statement by reason of a stop order or the Company's failure to update the Registration Statement (but excluding the period during which suspension of sales is permitted by Section 7(d) hereof), then the Company shall pay Tail Wind, as liquidated damages and not as a penalty, an amount equal to the product of (A) $1,000.00, multiplied by (B) the number of days in the period commencing on the first day that sales cannot be made by Tail Wind pursuant to the Registration Statement and ending on the day that sales can be made by Tail Wind pursuant to the Registration Statement (or the last day of the Registration Period, if earlier).

            iii. The total amount of liquidated damages payable pursuant to paragraphs 7(b)(i) and 7(b)(ii) above which accrue during any calendar month shall be paid to Tail Wind within five (5) business days following the end of such calendar month.

              c.  Company Obligations.  The Company shall use its best efforts
                  -------------------
to effect the registration of the Shares in accordance with the terms of this
Section 7, and in connection therewith the Company shall:

                  i. use its best efforts to cause the Registration Statement to remain continuously effective for a period that will terminate when all Shares covered by the Registration Statement, as amended from time to time, have been sold by Tail Wind or until such time as the Shares become eligible for resale by Tail Wind pursuant to Rule 144(k), or any successor provision thereof, under the 1933 Act (the "Registration Period");

                  ii. prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and each prospectus thereunder as may be necessary to keep the Registration Statement effective for the Registration Period and to comply with the provisions of the 1933 Act with respect to the distribution of the Shares;

                  iii. permit a firm of counsel designated by Tail Wind to review the Registration Statement, any amendments or supplements thereto and any prospectuses thereunder no fewer than five days prior to their filing with the SEC, and not file the Registration Statement or any such amendment, supplement or prospectus to which such counsel promptly and reasonably objects within such five-day period; provided that such counsel also proposes reasonably acceptable alternative language within such five-day period;

                  iv. furnish to Tail Wind and its legal counsel (A) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement, any amendment or supplement thereto and any prospectus thereunder, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (B) such number of copies of the final prospectus, and all amendments and supplements thereto, as Tail Wind may reasonably request in order to facilitate Tail Wind's resale of the Shares;

                  v. use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness with respect to the Registration Statement and, if such order is issued, use its best efforts to obtain the withdrawal of any such order as soon as practicable;

                  vi. use its best efforts to register or qualify the Shares for offer and sale under the securities or blue sky laws of such jurisdictions as Tail Wind shall reasonably request and take all such actions as are reasonably necessary or advisable to enable the distribution of the Shares in such jurisdictions; provided, however that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject;

                  vii. cause all of the Shares covered by the Registration Statement to be listed on the OTC Bulletin Board or such other market on which the Common Stock is then listed or traded;

                  viii. immediately notify Tail Wind, at any time when a prospectus then in effect relating to the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that neither the Registration Statement nor such prospectus, as thereafter delivered, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                  ix. otherwise comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, and take such other actions as may be reasonably necessary to facilitate the registration the Shares hereunder.

             d.   Suspension of Sales. Subject to the last sentence of this
                  -------------------
Section 7(d), the Company may by written notice require that Tail Wind immediately cease sales of Shares (for a period not to exceed 15 calendar days in any one instance and for a period not to exceed 30 calendar days in the aggregate in any twelve-month period) pursuant to a Registration Statement at any time that (i) the Company becomes engaged in a business activity or negotiation that is not disclosed in the Registration Statement or the then-current prospectus which the Company reasonably believes must be disclosed therein under applicable law and which the Company desires to keep confidential for business purposes, (ii) the Company determines that a particular disclosure so determined to be required to be disclosed therein would be premature or would adversely affect the Company or its business or prospects or (iii) the Registration Statement can no longer be used under the existing rules and regulations promulgated under the Securities Act (each of (i), (ii) or (iii), a "Material Condition"). The Company shall not be required to disclose to Tail Wind the reasons that are the basis for requiring a suspension of sales due to the occurrence of a Material Condition specified in (i) or (ii) or (iii) above. The Company shall use its best efforts to ensure that the use of the Registration Statement and the related prospectus may be resumed as soon as it is practicable thereafter. The Company may not suspend sales of Shares under the Registration Statement pursuant to this Section 7(d) more than three times during any twelve-month period.

             e.   Obligations of Tail Wind.
                  ------------------------

                  i. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Section 7 with respect to the Shares that Tail Wind cooperate with the Company, as reasonably requested by the Company, in connection with the preparation and filing of the Registration Statement and to furnish in writing to the Company such information regarding itself, the shares of Common Stock held by it and the intended method of disposition of the Shares as shall be reasonably required to effect the registration of the Shares and shall execute such documents in connection with such registration as the Company may reasonably request.

                  ii. Tail Wind agrees that, upon receipt of any notice from the Company contemplated by Section 7(c)(viii), Tail Wind shall immediately discontinue disposition of the Shares pursuant to the Registration Statement until it receives copies of a supplemented or amended prospectus and, if so directed by the Company, Tail Wind shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies of the prospectus then in its possession (except copies that Tail Wind may retain solely for purposes of its records).

                  iii. Tail Wind agrees that it will not make any offers or sales of the Shares other than pursuant to the Registration Statement or pursuant to an exemption from registration under the 1933 Act.

             f.   Expenses. The Company will pay all costs, fees and expenses
                  --------
directly or indirectly associated with the preparation and filing of the Registration Statement, including all filing fees and the costs of the reproduction of the prospectus, but shall not be responsible for any cost incurred by Tail Wind, including the fees and disbursements of its counsel.

             g.   Indemnification
                  ----------------

                  i.    Indemnification by the Company. The Company agrees to
                        ------------------------------
indemnify and hold harmless, to the fullest extent permitted by law, Tail Wind, its officers, directors, stockholders and employees and each person who controls Tail Wind (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney's fees) and expenses resulting from (A) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or in any related prospectus or any preliminary prospectus, including any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same is based upon any information furnished in writing to the Company by Tail Wind specifically for use therein, or (B) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with the Registration Statement or any related prospectus or any preliminary prospectus, including any amendment or supplement thereto, and shall reimburse in accordance with subparagraph (iii) below, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or prospectus that is eliminated or remedied in any prospectus or amendment or supplement thereto that has been delivered to Tail Wind and was not sent or given by Tail Wind at or prior to the time such action was required by the 1933 Act and if delivery of such prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of Tail Wind with respect to such statement or omission.

                  ii.   Indemnification by Tail Wind. Tail Wind agrees to
                        ----------------------------
indemnify and hold harmless, to the fullest extent permitted by law, the Company, its officers, directors, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney's fees) and expenses resulting from (A) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or in any related prospectus or any preliminary prospectus, including any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission is contained in any information furnished in writing by Tail Wind to the Company specifically for use therein or (B) any violation by Tail Wind of any federal, state or common law, rule or regulation in connection with the resale of the Shares, and shall reimburse in accordance with subparagraph (iii) below, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. In no event shall the liability of Tail Wind be greater in amount than the dollar amount of the proceeds (net of all expense paid Tail Wind and the amount of any damages Tail Wind has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission) received by Tail Wind upon the sale of the Shares giving rise to such indemnification obligation.

                  iii.  Conduct of Indemnification Proceedings. Any person
                        --------------------------------------
entitled to indemnification hereunder shall (A) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (B) permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any
                                                          --------
person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (x) the indemnifying party has agreed to pay such fees or expenses, or (y) the indemnifying party shall have failed to timely assume the defense of such claim and employ counsel reasonably satisfactory to such person or (z) in the reasonable judgment of counsel to such person (set forth in a written opinion), a conflict of interest exists between such person and the indemnifying party with respect to such claims, in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person; and provided, further, that the failure of any indemnified party to give notice as
--------  -------
provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially and adversely affect the indemnifying party in the defense of any such claim. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all of the indemnified parties. No indemnified party shall enter into any settlement of any claim for which indemnification is or may be sought without the prior written consent of the indemnifying party. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  iv.   Contribution. If for any reason the indemnification
                        ------------
provided for in the preceding subparagraphs (i) or (ii) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of Tail Wind be greater in amount than the dollar amount of the proceeds (net of all expenses paid by Tail Wind and the amount of any damages that Tail Wind has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by Tail Wind upon the sale of the Shares giving rise to such contribution obligation.

             h.   Rule 144(k). Tail Wind, at its own expense, may request (the
             ----------------
"Request") a "no-action" letter from the SEC to the effect that the SEC will not take any enforcement action if the Shares are sold pursuant to Rule 144(k) (due to tacking of the holding period for the Shares to the holding period of the Debentures); provided the Company's counsel approves of the form and substance of the Request (which approval shall not be unreasonably withheld or delayed). If Tail Wind receives such a "no-action" letter, the Company shall take the position that the Shares are saleable by Tail Wind under Rule 144(k) and instruct (and shall cause its counsel to instruct) the transfer agent for the Shares accordingly; provided that the Shares shall remain subject to the terms of the Escrow Agreement.

     8.      Arbitration.
     --

             Any and all disputes arising from or in connection with this Agreement and the Related Agreements, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise ("Disputes"), including Disputes arising in connection with claims by third persons, shall be exclusively governed by and settled in accordance with the provisions of this
Section 8; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions of this Section 8 or to preserve the status quo pending resolution of Disputes hereunder.

             a.   Binding Arbitration. The parties hereby agree to submit all
                  -------------------
Disputes to arbitration for final and binding resolution. Either party may initiate such arbitration by delivery of a demand therefor (the "Arbitration Demand") to the other party. The arbitration shall be conducted in New York, New York by a sole arbitrator selected by agreement of the parties not later than 10 days after delivery of the Arbitration Demand, or, failing such agreement, appointed pursuant to the Commercial Arbitration Rules of the American Arbitration Association, as amended from time to time (the "AAA Rules"). If the arbitrator becomes unable to serve, his successor(s) shall be similarly selected or appointed.

               b. Procedures. The arbitration shall be conducted pursuant to the
                  ----------
Federal Arbitration Act and such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the AAA Rules. Notwithstanding the foregoing (i) each party shall provide to the other, reasonably in advance of any hearing, copies of all documents that a party intends to present in such hearing; (ii) all hearings shall be conducted on an expedited schedule; and
(iii) all proceedings shall be confidential, except that either party may at its expense make a stenographic record thereof.

               c. Timing. The arbitrator shall complete all hearings not later
                  ------
than 90 days after his or her selection or appointment, and shall make a final award not later than 30 days thereafter. The arbitrator shall apportion all costs and expenses of the arbitration, including the arbitrator's fees and expenses, and fees and expenses of experts ("Arbitration Costs") between the prevailing and non-prevailing party as the arbitrator shall deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the arbitrator deems manifestly unreasonable, the arbitrator may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorney's fees and expenses in connection with any and all proceedings under this Section 8. Notwithstanding the foregoing, in no event may the arbitrator award multiple or punitive damages.

           9.  Definitions.

           The following terms, as used in this Agreement, have the following meanings:

               a. "Affiliate" means, with respect to any Person, any other
                   ---------
Person that directly or indirectly controls, is controlled by, or is under common control with, such Person. For this purpose "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

               b. "Collateral" means the Fairfield Collateral.
                   ----------

               c. "Escrow Agreement" means the Escrow Agreement among the
                   ----------------
Company, Tail Wind and the Escrow Agent, in the form attached hereto as Attachment B.

               d. "Escrow Agent" means First Union National Bank.
                   ------------

               e. "Fairfield Collateral" means the real estate property,
                   --------------------
improvements and other assets, which are included in the definition of Mortgaged Property under the Mortgage and the definition of Collateral under the Security Agreement.

               f. "Material Adverse Effect" means a material adverse effect on
                   -----------------------
(i) the condition (financial or otherwise), business, assets, results of operations or prospects of the Company and its subsidiaries, taken as a whole;
(ii) the ability of the Company to perform any of its material obligations under the terms of this Agreement and the Related Agreements; (iii) the rights and remedies of Tail Wind under the terms of this Agreement and the Related Agreements; or (iv) any of the Collateral.

               g. "Mortgage " means the Mortgage by the Company in favor of Tail
                   --------
Wind, in the form attached hereto as Attachment C.

               h. "Person" means an individual, corporation, limited liability
                   ------
company, partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority, agency or official or any other form of entity not specifically listed herein.

               i. "Related Agreements" means this Agreement, the Promissory
                   ------------------
Note, the Mortgage, the Security Agreement, the Subordination Agreement and the Escrow Agreement.

               j. "SEC" means the United States Securities and Exchange
                   ---
Commission.

               k. "Securities" mean the Promissory Note and the Shares.
                   ----------

               l. "Security Agreement" means the Equipment Security Agreement
                   ------------------
between the Company and Tail Wind, in the form attached hereto as Attachment D.

               m. "Subordination Agreement" means the Subordination Agreement
                   -----------------------
between Tail Wind and the Company, Jay Levy, Jean Levy, Warren P. Levy and Ronald Levy, in the form attached hereto as Attachment E.

               n. "1933 Act" means the Securities Act of 1933, as amended, and
                   --------
the rules and regulations promulgated thereunder.

               o. "1934 Act" means the Securities Exchange Act of 1934, as
                   --------
amended, and the rules and regulations promulgated thereunder.

        10.       Miscellaneous.

               a. Certain Additional Covenants of the Company.
                  -------------------------------------------

                  i.  Listing. The Company shall use its reasonable efforts to
                      -------
continue the uninterrupted listing and trading of its Common Stock on the OTC Bulletin Board and to comply in all material respects with the Company's reporting, filing and other obligations under the rules of the OTC Bulletin Board throughout the Registration Period; provided, however, that the Company may at any time, if it so elects, list the Common Stock on a national securities exchange or the Nasdaq Stock Market.

                  ii. No Conflicting Agreements. The Company will not, and will
                      -------------------------
not permit its subsidiaries to, take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to Tail Wind under the Related Agreements, or which would be inconsistent with any of the representations made by the Company in any of the Related Agreements.

               b. Successors and Assigns. Neither this Agreement nor the
                  ----------------------
respective obligations of the parties hereunder may be assigned by either party without the prior written consent of the other, except that (i) without the prior written consent of Tail Wind, but after notice duly given, the Company may assign its rights and delegate its duties hereunder to any successor-in-interest corporation in the event of a merger or consolidation of the Company with or into another corporation and (ii) without the prior written consent of the Company, but after notice duly given, Tail Wind may assign its rights and delegate its duties hereunder and under the Related Agreements, as they relate to the Securities, to any transferee of the Securities. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               c. Counterparts. This Agreement may be executed in two or more
                  ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               d. Titles and Subtitles. The titles and subtitles used in this
                  --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               e. Notices. Unless otherwise provided, any notice required or
                  -------
permitted under this Agreement shall be given in writing and shall be deemed effectively given only upon delivery to each party to be notified by (i) personal delivery, (ii) facsimile transmission, or (iii) internationally recognized overnight air courier, addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice given hereunder to the other party:

               If to the Company:

                        Unigene Laboratories, Inc.
                        110 Little Falls Road
                        Fairfield, New Jersey  07004
                        Attn: Dr. Warren Levy
                        Telephone:       (973) 882-0860
                        Facsimile:       (973) 227-6088

                        with a copy to:

                        Dechert
                        4000 Bell Atlantic Tower
                        1717 Arch Street
                        Philadelphia, Pennsylvania  19103-2793
                        Attn: Christopher G. Karras, Esq.
                        Telephone:       (215) 994-2412
                        Facsimile:       (215) 994-2222

                  If to Tail Wind:

                           The Tail Wind Fund, Ltd.
                           c/o Tail Wind Advisory and Management Ltd.
                           One Regent Street
                           1st Floor
                           London SW1Y 4NS
                           England
                           Attn:    David Crook
                           Telephone:       44-207-468-7660
                           Facsimile:       44-207-468-7657

                           with a copy to:

                           Peter J. Weisman, P.C.
                           110 East 59/th/ Street, 18/th/ Floor
                           New York, New York  10022
                           Attn:    Peter J. Weisman, Esq.
                           Telephone:       (212) 418-4792
                           Facsimile:       (212) 318-8855

                  f. Expenses. Except as otherwise provided in Section 7(f) of
                     --------
this Agreement, each party shall bear its own costs and expenses (including attorney's fees) incurred in connection with the execution, delivery and performance of this Agreement.

                  g. Amendments and Waivers. Any term of this Agreement may be
                     ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Tail Wind.

                  h. Severability. If one or more provisions of this Agreement
                     ------------
is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

                  i. Entire Agreement. This Agreement and the Related Agreements
                     ----------------
constitute the entire agreement between the Company and Tail Wind with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof, including, without limitation, the letter agreement between the Company and Tail Wind dated June 22, 2001; provided that this Agreement becomes effective pursuant to Section 3 hereof.

                  j. Further Assurances. The parties shall execute and deliver
                     ------------------
all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

                  k. Applicable Law. This Agreement shall be governed by, and
                     --------------
construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

                  l. Survival. All representations and warranties contained in
                     --------
this Agreement shall be deemed to be representations and warranties as of the date hereof, and all representations, warranties, covenants and agreements in this Agreement shall survive the execution and delivery of this Agreement and shall remain in full force and effect until such time as the obligations of the Company and Tail Wind under this Agreement, the Related Agreements and the Promissory Note are discharged in full.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                        UNIGENE LABORATORIES, INC.


                                        By:  /s/ Warren P. Levy
                                             ----------------------------------
                                             Warren P. Levy
                                             President


                                        THE TAIL WIND FUND, LTD.

                                        By:  TAIL WIND ADVISORY AND
                                             MANAGEMENT LTD., its investment
                                             manager


                                             By:    /s/ David Crook
                                                    ---------------------------
                                             Name:  David Crook
                                             Title: CEO

                                                                    ATTACHMENT A

                             SECURED PROMISSORY NOTE

$1,000,000                                                     April ___, 2002

         FOR VALUE RECEIVED, the undersigned, Unigene Laboratories, Inc., a Delaware corporation (the "Company"), promises to pay to the order of The Tail Wind Fund, Ltd., or the holder hereof (the "Holder"), on February 1, 2005 ("Maturity Date"), the principal sum of One Million Dollars ($1,000,000), or, if less, the unpaid principal amount outstanding at such time, in either case together with all accrued and unpaid interest thereon. This Note is the Note referred to in Section 1 of the Settlement Agreement, dated April ___, 2002 (the "Settlement Agreement"), between the Company and The Tail Wind Fund, Ltd. ("Tail Wind"). The obligations of the Company under this Note are secured in accordance with the terms of a Mortgage and an Equipment Security Agreement, each dated the date hereof, between the Company and Tail Wind (the "Mortgage" and the "Security Agreement," respectively).

         1.       Interest

         This Note shall bear interest at the rate of six percent (6%) per annum. Such interest shall compound annually and shall be due and payable on the Maturity Date. For any computation covering less than a full year, interest shall be computed on the basis of the actual number of days elapsed.

         2.       Prepayments

         Upon three (3) Business Days prior written notice to the holder, the Company may at any time prepay the entire principal balance of this Note or may from time to time prepay any portion of the principal balance. Any such prepayment shall be accompanied by a payment of all accrued and unpaid interest on the principal balance being prepaid.

         3.       Manner of Payment

         All payments by the Company hereunder shall be payable in lawful money of the United States in immediately available funds by wire transfer to an account designated in writing by the Holder, not later than 2:00 p.m., New York City time on the day when due to the Holder, in accordance with the wire transfer instructions provided by Holder to the Company, provided that if no such instructions are provided payment shall be made by check payable to Holder and delivered to the address of the Holder set forth in the Settlement Agreement, or at such other place as the Holder may from time to time designate in writing to the Company. Whenever any payment to be made pursuant to this Note shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day. Such extension of time shall in such case not be included in computing interest in connection with such payment. The term "Business Day" shall mean any day other than a Saturday or Sunday or a day on which the Banks in New York City are closed.

         4.       Events of Default

         (a)      Each of the following events or occurrences described in this
Section 4(a) shall constitute an "Event of Default" under this Note:

                      (i) the Company fails to make any payment of principal or interest on this Note when such payment is due and such default shall continue for more than three (3) Business Days;

                      (ii) the Company fails to comply with or breaches any other material provision of this Note and such failure continues for more than five (5) Business Days after the Holder has given to the Company written notice of such failure;

                      (iii) levy, seizure, attachment, execution or similar process is levied on on any portion of the Collateral (as defined by the Settlement Agreement);

                      (iv) a material adverse event occurs with respect to or affecting any of the Collateral and same is not promptly cured or discharged;

                      (v) indebtedness of the Company having an outstanding principal amount of at least $1,000,000 ("Other Indebtedness") is declared by the holder thereof to be immediately due and payable due to a default by the Company in the payment of principal when due or in the observance or performance by the Company any obligation or condition;

                      (vi) a receiver, custodian, liquidator or trustee of the Company, or of any of the property of the Company, is appointed by court order; or the Company is adjudicated bankrupt or insolvent; or any of the property of the Company is sequestered by court order; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law is filed against the Company and is not dismissed within sixty (60) days after such filing; or the Company files a voluntary bankruptcy petition or requesting reorganization or arrangement under any provision of any bankruptcy, reorganization or insolvency law, or consents to the filing of any petition against it under any such law; or the Company makes a general assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of the Company of all or any part of the property of the Company; or

                      (vii) an Event of Default occurs under the Mortgage or the Security Agreement.

         (b) If an Event of Default occurs and is continuing, then the Holder may exercise any right, power or remedy conferred upon it by law, and shall have the right to declare by written notice the entire principal and all interest accrued on this Note to be, and such Note shall thereupon become, forthwith due and payable without, to the extend permitted by law, any other declaration, presentment, demand, protest or notice of any kind and the Company shall immediately pay to the Holder of this Note the entire unpaid principal and interest accrued on this Note.

         5.       Extraordinary Transactions

         If, at any time, (i) there occurs any consolidation or merger of the Company with or into any other corporation or other entity or person and the Company is not the surviving corporation or there occurs any other corporate reorganization or transaction or series of related transactions, and as a result thereof the current shareholders of the Company after such merger, consolidation, reorganization or other transaction own in the aggregate less than 50% of the voting power and common equity of the ultimate parent corporation or other entity surviving or resulting from such merger, consolidation, reorganization or other transaction, or (ii) the Company transfers all or substantially all of the Company's assets to another corporation or other entity or person (an "Extraordinary Transaction"), then in any such event (a) the Company shall promptly notify the Holder in writing of the happening of such Extraordinary Transaction, and (b) the Holder may require that the Company prepay an amount equal to 50% of the then outstanding principal amount of the Note, plus accrued but unpaid interest on such prepaid principal amount. Notice of the Holder's election under this Section 5 shall be given not less than fifteen (15) days after the Holder receives written notice from the Company of the happening of such Extraordinary Transaction.

         6.       Miscellaneous.

         (a) No delay or omission by the Holder hereof in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. A waiver on one occasion shall not operate as a bar to or waiver of any such right or remedy on any future occasion.

         (b) The Company shall pay all reasonable costs and expenses of collection, including attorney's fees, incurred or paid by the Holder hereof in enforcing this Note and the obligations evidenced hereby.

         (c) This Note may be amended only by written agreement of the Company and the Holder hereof.

         (d)      This Note is governed by the laws of the State of New York.

         (e) In the event that the Holder notifies the Company that this Note has been mutilated, lost, stolen or destroyed, the Company will issue a replacement Note identical in all respects to the original Note (except for registration number and the then outstanding principal amount, if different than that shown on the original Note), provided that the Holder surrenders for cancellation its Note certificate in the case of a mutilated certificate or provides evidence of lost, theft or destruction and indemnity reasonably satisfactory to the Company in the case of a lost, stolen or destroyed certificate.

         (f) The Holder may, subject to compliance with applicable federal and state securities laws, transfer or assign this Note or any interest herein and may mortgage, encumber or transfer any of its rights or interest in and to this Note or any part hereof and, without limitation, each assignee, transferee and mortgagee (which may include any affiliate of the Holder) shall have the right to transfer or assign its interest. The Note shall in all cases be binding on the Company and its successors and inure to the benefit of the Holder and its successors and assigns.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer as of the day and year first written above.

                                        UNIGENE LABORATORIES, INC.


                                        By:_____________________________________
                                           Warren P. Levy
                                           President

[Corporate Seal]

                                                                    ATTACHMENT B

                                ESCROW AGREEMENT

     This Escrow Agreement ("Agreement"), dated as of April __, 2002, is entered into by and among Unigene Laboratories, Inc., a Delaware corporation ("Unigene"), The Tail Wind Fund, Ltd., a British Virgin Islands limited liability company ("Tail Wind"), and First Union National Bank, as escrow agent (the "Escrow Agent").

                                    Recitals
                                    --------

     A. Pursuant to a Settlement Agreement between Tail Wind and Unigene dated the date hereof, Unigene is issuing to Tail Wind 2,000,000 shares (the "Escrowed Shares") of Unigene common stock, par value $.01 per share ("Common Stock"), which they have agreed would be deposited in escrow and released to Tail Wind in accordance with the terms of this Agreement commencing on the date ("Effective Date") which is the earlier of (i) the date on which a Registration Statement filed with the Securities and Exchange Commission ("SEC") registering the Escrowed Shares for resale under the Securities Act of 1933, as amended ("Securities Act"), is declared effective by the SEC, (ii) the date on which the SEC issues a "no-action" letter to the effect that the Escrowed Shares may currently be sold pursuant to Rule 144(k) promulgated under the Securities Act, and (iii) the date on which the Escrowed Shares otherwise become eligible for resale under Rule 144(k).

     B. Unigene and Tail Wind desire that the Escrow Agent hold and disburse the Escrowed Shares in accordance with the terms set forth in this Agreement, and the Escrow Agent has so agreed.

     NOW THEREFORE, in consideration of the mutual benefits and covenants contained herein, and subject to the terms and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Appointment of the Escrow Agent. Unigene and Tail Wind each hereby
        -------------------------------
appoint the Escrow Agent to serve as escrow agent for the Escrowed Shares and the Escrow Agent hereby agrees to such appointment, in each case pursuant to the terms and conditions set forth in this Agreement. The Escrow Agent shall be entitled to such fees and expenses for its services hereunder as are set forth in Schedule A attached hereto, payment of which in respect of the Escrow Agent shall be the joint and several obligation of Unigene and Tail Wind, but as between Unigene and Tail Wind shall be shared equally.

     2. Receipt of Escrow Deposit. The Escrow Agent hereby acknowledges the
        -------------------------
receipt from Unigene of forty (40) unlegended stock certificates evidencing in the aggregate 2,000,000 Escrowed Shares (50,000 shares each) registered in the name of "The Tail Wind Fund, Ltd." The Escrow Agent agrees to hold and disburse the Escrowed Shares only in accordance with the terms of this Agreement.

     3. Release of Escrowed Shares.
        --------------------------

          (a) Unigene shall immediately notify Tail Wind upon the occurrence of the Effective Date, and either Unigene or Tail Wind may notify the Escrow Agent (which may be verbally by telephone followed by confirmation by fax or mail) of such Effective Date. Escrowed Shares shall be released by the Escrow Agent as follows:

               (i) On the first Monday following the Effective Date and on each Monday thereafter (or next business day if not a business day), the Escrow Agent shall release from escrow and deliver by messenger or nationally recognized overnight courier one (1) stock certificate representing 50,000 Escrowed Shares to Tail Wind at the following address:

                                    The Tail Wind Fund, Ltd.
                                    c/o Bishop Rosen & Co.
                                    100 Broadway
                                    16th Floor
                                    New York, New York 10005

               (ii) On the first business day of each calendar month following the Effective Date, the Escrow Agent shall release from escrow and deliver to Tail Wind at the above address by messenger or nationally recognized overnight courier the Additional Monthly Release Amount (as defined below) as directed by, and only in accordance with, the joint written instructions in the form attached hereto as Exhibit A signed and delivered to the Escrow Agent by Unigene and Tail Wind.

          (b) Unigene and Tail Wind each hereby agree that at or before 5:00 p.m., New York City time, on the last business day of each calendar month, commencing with the full calendar month following the Effective Date, they will deliver to the Escrow Agent joint written instructions (the "Release Notice") directing the Escrow Agent to release to Tail Wind a specified number (the "Additional Monthly Release Amount") of the Escrowed Shares as described in paragraph 3(c) below. All Escrowed Shares released from escrow under this Agreement (the "Released Shares") shall be evidenced by stock certificates that shall not bear any securities law or any other restrictive legend. (For clarification purposes, a Release Notice does not need to be, and will not be, delivered to the Escrow Agent for release of Escrowed Shares pursuant to Section 3(a)(i) above.)

          (c) The Additional Monthly Release Amount to be specified in the Release Notice shall be equal to the extent to which (i) 10% of the trading volume in shares of Common Stock for the calendar month immediately preceding the date the Release Notice is (or was required to have been) delivered, as reported by the OTC Bulletin Board or any other exchange on which Unigene's shares are then trading, exceeds (ii) the number of Escrowed Shares previously released during such calendar month pursuant to 3(a)(i) above, provided that the Additional Monthly Release Amount is equal to a minimum of 50,000 shares of Common Stock. If the Additional Monthly Release Amount is less than 50,000 shares, or to the extent it is in excess of a multiple of 50,000 shares, then the difference will be carried over to the following month(s) until the aggregated Additional Monthly Release Amount equals at least 50,000 shares.

          (d) Upon release of all of the Escrowed Shares, this Agreement shall terminate, and the Escrow Agent shall be discharged from any further obligations hereunder.

     4. Duties of the Escrow Agent.
        --------------------------

          (a) Duties in General. The Escrow Agent undertakes to perform only
              -----------------
such duties as are expressly set forth herein (which all parties hereto agree are ministerial in nature), and any other duties that are imposed by law. If in doubt as to its duties and responsibilities hereunder, the Escrow Agent may consult with counsel of its choice and shall be protected in any action taken or omitted to be taken in good faith in reliance on the advice or opinion of such counsel. The Escrow Agent agrees to perform its duties hereunder in good faith in accordance with the terms of this Agreement.

          (b) Exculpation. Except for Escrow Agent's own willful misconduct, bad
              -----------
faith or negligence, the Escrow Agent: (i) may rely and/or act upon any written instrument, document or request believed by the Escrow Agent in good faith to be genuine and to be executed and delivered by the proper person, and may assume in good faith the authenticity, validity and effectiveness thereof and shall not be obligated to make any investigation or determination as to the truth and accuracy of any information contained therein; and (ii) shall not be responsible for the acts or omissions of the other parties hereto.

          (c) Reporting. The Escrow Agent shall provide Unigene and Tail Wind,
              ---------
on a monthly basis, a report detailing the following information: (1) total number of shares in escrow at the beginning of the month, (2) total number of shares released from escrow during the month, and (3) total number of shares in escrow at the end of the month.

          (d) No Additional Duties. The Escrow Agent shall have no duties except
              --------------------
those that are expressly set forth in this Agreement, and it shall not be bound by any notice of a claim or demand hereunder, or any waiver, modification, amendment, termination or rescission of this Agreement, unless received by it in writing.

          (e) Miscellaneous. The Escrow Agent may execute any of its powers or
              -------------
responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys.

     5. Indemnification of the Escrow Agent. In consideration of its acceptance
        -----------------------------------
of the appointment as the Escrow Agent, Unigene and Tail Wind jointly and severally agree to indemnify the Escrow Agent against, and hold the Escrow Agent harmless from, all costs, damages, expenses (including reasonable attorney's fees and disbursements) and liabilities (collectively, "Expenses") that the Escrow Agent may incur or sustain in connection with the performance of its duties under, and fulfillment of the terms of, this Agreement, unless such Expenses are caused by the Escrow Agent's willful misconduct, bad faith or negligence.

     6. Resignation and Termination of the Escrow Agent. The Escrow Agent, and
        -----------------------------------------------
any successor Escrow Agent, shall have the right to resign from its duties hereunder by giving written notice of its intention to resign to all other parties hereto at least 30 business days in advance. Upon their receipt of a resignation notice from the Escrow Agent, Unigene and Tail Wind shall use their best efforts jointly to designate a successor Escrow Agent which is independent of Unigene and Tail Wind and does not provide services to Unigene or Tail Wind. If the parties do not agree upon a successor Escrow Agent within 30 business days after the receipt of the Escrow Agent's resignation notice, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor independent Escrow Agent or other appropriate relief and any such resulting appointment shall be binding upon all parties hereto. By mutual agreement, Unigene and Tail Wind shall have the right at any time, upon not less than five business days prior written notice to the Escrow Agent, to terminate their appointment of the Escrow Agent, or any successor Escrow Agent, as escrow agent hereunder. Notwithstanding any provision of this Agreement to the contrary, the Escrow Agent, or the successor Escrow Agent, shall continue to act as the Escrow Agent until its successor is appointed and qualified to act as the Escrow Agent.

     7. Notices. All notices and other communications hereunder shall be in
        -------
writing and shall be deemed to be duly given (i) on the date delivered, if delivered personally or sent by facsimile transmission or (ii) on the date received, if mailed by registered or certified mail (return receipt requested), or sent by nationally recognized overnight courier service, in each case to the parties at the following addresses (or at such other address for a party as such party shall specify by notice to the other parties):

          If to Escrow Agent:

                   First Union National Bank
                   Corporate Trust Division
                   1100 First Union Plaza
                   999 Peachtree Street, N.E.
                   Atlanta, Georgia  30309
                   Attn:  Sabrina Fuller, Vice President
                   Telephone:  (404) 225-4250
                   Facsimile:  (404) 827-7305

          If to Unigene:

                   Unigene Laboratories, Inc.
                   110 Little Falls Road
                   Fairfield, New Jersey  07004
                   Attn: Dr. Warren Levy
                   Telephone:  (973) 882-0860
                   Facsimile:  (973) 227-6088
                   with a copy to:

                   Dechert
                   4000 Bell Atlantic Tower
                   1717 Arch Street
                   Philadelphia, Pennsylvania  19103-2793
                   Attn: Christopher G. Karras, Esq.
                   Telephone:  (215) 994-2412
                   Facsimile:  (215) 994-2222

          If to Tail Wind:

                   The Tail Wind Fund, Ltd.
                   Windermere House
                   404 East Bay Street
                   P.O. Box SS-5539
                   Nassau, Bahamas
                   Attn:  Directors
                   Telephone:  (242) 393-8777
                   Facsimile:  (242) 393-9021

          with a copy to:

                   The Tail Wind Fund, Ltd.
                   c/o Tail Wind Advisory and Management Ltd.
                   One Regent Street
                   1st Floor
                   London SW1Y 4NS
                   England
                   Attn:    David Crook
                   Telephone:  44-207-468-7660
                   Facsimile:  44-207-468-7657

          and with a copy to:

                   Peter J. Weisman, P.C.
                   110 East 59/th/ Street, 18/th/ Floor
                   New York, New York  10022
                   Attn:  Peter J. Weisman
                   Telephone:  (212) 418-4792
                   Facsimile:  (212) 317-8855

provided, however, that the providing of notice to counsel for a party shall not, of itself, be deemed notice to such party. Any notice sent to the Escrow Agent also shall be sent to the other party to this Agreement.

     8.  Entire Agreement and Amendment. This Agreement constitutes the entire
         ------------------------------
agreement among the parties with respect to the matters covered by this Agreement. This Agreement may be amended only by a writing that is signed by each of the parties that would be bound thereby.

     9.  Successors and Assigns. This Agreement shall inure to the benefit of,
         ----------------------
and shall be binding upon the parties hereto and their successors and assigns. This Agreement may not be assigned by any party hereto, except that a successor to the Escrow Agent may be designated in accordance with the provisions of
Section 6. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their permitted successors and assigns, any rights or remedies whatsoever.

     10. Headings. The headings in this Agreement have been included solely for
         --------
ease of reference and shall not be considered in the interpretation or construction of this Agreement.

     11. Severability. If any provision of this Agreement or its application is
         ------------
held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of all other applications of that provision, and of all other provisions and applications of this Agreement, shall not in any way be affected or impaired. If any court shall determine that any provision of this Agreement is in any way unenforceable, such provision shall be construed by the court to be enforced to the greatest extent allowed by law.

     12. Governing Law. This Agreement shall in all respects be construed,
         -------------
enforced and governed by the laws of the State of New York, without regard to the choice of law rules utilized in that jurisdiction.

     13. Arbitration. Any and all disputes arising from or in connection with
         -----------
this Agreement, whether based on contract, tort, common law, equity, statute, regulation, order or otherwise ("Disputes"), including Disputes arising in connection with claims by third persons, shall be exclusively governed by and settled in accordance with the provisions of this Section 13; provided, that the foregoing shall not preclude equitable or other judicial relief to enforce the provisions of this Section 13 or to preserve the status quo pending resolution of Disputes hereunder.

          (a) Binding Arbitration. The parties hereby agree to submit all
              -------------------
Disputes to arbitration for final and binding resolution. Either party may initiate such arbitration by delivery of a demand therefore (the "Arbitration Demand") to the other party. The arbitration shall be conducted in New York, New York by a sole arbitrator selected by agreement of the parties not later than 10 days after delivery of the Arbitration Demand, or, failing such agreement, appointed pursuant to the Commercial Arbitration Rules of the American Arbitration Association, as amended from time to time (the "AAA Rules"). If the arbitrator becomes unable to serve, his successor(s) shall be similarly selected or appointed.

          (b) Procedures. The arbitration shall be conducted pursuant to the
              ----------
Federal Arbitration Act and such procedures as the parties may agree or, in the absence of or failing such agreement, pursuant to the AAA Rules. Notwithstanding the foregoing (i) each party shall provide to the other, reasonably in advance of any hearing, copies of all documents that a party intends to present in such hearing; (ii) all hearings shall be conducted on an expedited schedule;

and (iii) all proceedings shall be confidential, except that either party may at its expense make a stenographic record thereof.

          (c) Timing. The arbitrator shall complete all hearings not later than
              ------
90 days after his or her selection or appointment, and shall make a final award not later than 30 days thereafter. The arbitrator shall apportion all costs and expenses of the arbitration, including the arbitrator's fees and expenses, and fees and expenses of experts ("Arbitration Costs") between the prevailing and non-prevailing party as the arbitrator shall deem fair and reasonable. In circumstances where a Dispute has been asserted or defended against on grounds that the arbitrator deems manifestly unreasonable, the arbitrator may assess all Arbitration Costs against the non-prevailing party and may include in the award the prevailing party's attorney's fees and expenses in connection with any and all proceedings under this Section 13. Notwithstanding the foregoing, in no event may the arbitrator award multiple or punitive damages.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, each of the parties hereto has duly executed and delivered this Agreement as of the date first set forth above.

                                    UNIGENE LABORATORIES, INC.

                                    By:_________________________________________
                                        Warren P. Levy
                                        President

                                    THE TAIL WIND FUND, LTD.
                                    By: Tail Wind Advisory and Management Ltd.

                                        By:_____________________________________
                                                  David Crook
                                                  CEO

                                    FIRST UNION NATIONAL BANK, as Escrow Agent

                                    By:________________________________________
                                           Name:
                                           Title:

                                                                       Exhibit A
                                                                       ---------

                           ESCROW RELEASE CERTIFICATE

Release Notice Date: ______________________

To: First Union National Bank

     Pursuant to Section 3(a)(ii) of the Escrow Agreement ("Escrow Agreement"), dated as of April __, 2002, by and among Unigene Laboratories, Inc., a Delaware corporation ("Unigene"), The Tail Wind Fund, Ltd., a British Virgin Islands limited liability company ("Tail Wind"), and First Union National Bank, as escrow agent (the "Escrow Agent"), you are hereby authorized and directed to release to Tail Wind from escrow the number of shares of Unigene common stock specified below. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Escrow Agreement:

     Additional Monthly Release Amount:                           ______________

     Number of shares to be released (multiple of 50,000 shares): ______________

     Additional Monthly Release Amount carried forward:           ______________

     Please register the shares in the following name:  The Tail Wind Fund Ltd.
                                                        c/o Tail Wind Advisory and
                                                              Management Ltd.
                                                        One Regent Street, 1st Floor
                                                        London SW1Y 4NS
                                                        England

     Please send the certificate(s) to:                 The Tail Wind Fund, Ltd.
                                                        c/o Bishop Rosen & Co.
                                                        100 Broadway
                                                        16th Floor
                                                        New York, New York 10005


                                                        UNIGENE LABORATORIES, INC.

                                                        By:_____________________
                                                              Name:
                                                              Title:

                                                        THE TAIL WIND FUND, LTD.

                                                        By:_____________________
                                                              Name:
                                                              Title:

NOTE: THIS RELEASE NOTICE IS VALID ONLY IF SIGNED BY BOTH UNIGENE AND TAIL WIND.
                                                     ----

                                   SCHEDULE A

                          FEES PAYABLE TO ESCROW AGENT

Acceptance Fee:                             $Waived

Annual Escrow Agent Fee:                    $2,500

Out of Pocket Expenses:                     Billed Separately

         The Acceptance Fee and the Annual Escrow Fee are payable upon execution of this Agreement. In the event the escrow is not funded, the Acceptance Fee and all related expenses will not be refunded. Annual fees cover a full year in advance, or any part thereof, and thus are not pro-rated in the year of termination.

         All out-of-pocket expenses, including, but not limited to, reasonable attorney fees and expenses, accountant fees and expenses, legal notice publication, environmental surveys, travel expenses, postage, registered mail and insurance costs and courier charges, will be billed separately.

         The fees quoted in this schedule apply to services ordinarily rendered in the administration of an Escrow Account and are subject to reasonable adjustment based on final review of documents, or when the Escrow Agent is called upon to undertake unusual duties or responsibilities, or as changes in law, procedures, or the cost of doing business demand. Services in addition to and not contemplated in this Agreement, including, but not limited to, document amendments and revisions, non-standard cash and/or investment transactions, calculations, notices and reports, and legal fees in connection therewith, will be billed as extraordinary expenses.

         Unless otherwise indicated, the above fees provide for the establishment of one account. Additional sub-accounts governed by the same Escrow Agreement may incur an additional charge.

                                                                    ATTACHMENT C
--------------------------------------------------------------------------------

                      UNIGENE LABORATORIES, INC., MORTGAGOR

                                       and

                       THE TAIL WIND FUND, LTD., MORTGAGEE


                       __________________________________

                                    MORTGAGE

                                      (Fee)

                       __________________________________


                         Dated:      April _, 2002

                         Location:   110 Little Falls Road
                                     Fairfield, NJ 07004

                              RECORD AND RETURN TO:

                        Kleinberg, Kaplan, Wolff & Cohen
                          2 University Plaza, Suite 311
                          Hackensack, New Jersey 07601

                         Attn: Alexander E. Tiger, Esq.

     The premises described within this instrument are also known as Section Block 2801 and Lot 22 on the Official Tax Map of Essex County.

--------------------------------------------------------------------------------

                                    MORTGAGE
                                    --------

         THIS MORTGAGE is made the ___ day of April, 2002, by UNIGENE LABORATORIES, INC., a Delaware corporation having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the "Mortgagor"), to THE TAIL WIND FUND, LTD., a British Virgin Islands limited liability company ("Tail Wind" or the "Mortgagee"), having an address at Windermere House, 404 East Bay Street, P.O. Box 55-5539, Nassau, Bahamas.

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, the Mortgagor is the owner of a fee estate in the premises described in Exhibit A attached hereto (the "Premises") and commonly known as
             ---------
110 Little Falls Road, Fairfield, New Jersey;

         WHEREAS, the Mortgagor has executed and delivered a certain secured note in the amount of One Million ($1,000,000) Dollars, lawful money of the United States of America, dated the date hereof, to Tail Wind;

         WHEREAS, the Mortgagor and the Mortgagee are entering or have entered into, on or about the date hereof, a Settlement Agreement (the "Settlement Agreement"), and an Equipment Security Agreement (the "Security Agreement");

         NOW THEREFORE, to secure the payment of an indebtedness in the principal sum of One Million ($1,000,000) Dollars, lawful money of the United States of America, to be paid with interest (said indebtedness, interest and all other sums which may or shall become due hereunder, collectively, the "Debt") pursuant to the above described secured promissory note given by the Mortgagor to the Mortgagee (the "Note"), the Mortgagor has mortgaged, given, granted, bargained, sold, aliened, enfeoffed, conveyed, confirmed and assigned, and by these presents does mortgage, give, grant, bargain, sell, alien, convey, confirm and assign unto the Mortgagee forever all right, title and interest of the Mortgagor now owned, or hereafter acquired, in and to the following property, rights and interest (such property, rights and interests, collectively, the "Mortgaged Property"):

         (a) The Premises;

         (b) all buildings and improvements now or hereafter located on the Premises (the "Improvements");

         (c) all of the estate, right, title, claim or demand of any nature whatsoever of the Mortgagor, either in law or in equity, in possession or expectancy, in and to the Premises, Improvements, Easements (defined below), Equipment (defined below), Leases (defined below), and/or Rents (defined below), or any part thereof;

         (d) all easements, rights-of-way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and/or Improvements (including, without limitation, any and all development rights, air rights or similar or comparable rights of any nature whatsoever now or hereafter appurtenant to the Premises and/or Improvements or now or hereafter transferred to the Premises and/or Improvements) and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises and/or Improvements to the center line thereof ("Easements");

         (e) all machinery, apparatus, equipment, fittings, fixtures and other property of every kind and nature whatsoever and all additions thereto and renewals and replacements thereof, and all substitutions therefor now owned or hereafter acquired by the Mortgagor, or in which the Mortgagor has or shall have an interest, now or hereafter attached to any portion of the Premises or Improvements (collectively, the "Equipment");

         (f) all awards or payments, including interest thereon, and the right to receive the same, which may be made with respect to the Premises, Improvements, Easements, Equipment, Leases and/or Rents, whether from the exercise of the right of eminent domain (including any transfer made in lieu of the exercise of said right), or awards or refunds received as a result of a reduction in the real estate taxes or tax assessment affecting the Premises, Improvements, Easements, Equipment, Leases and/or Rents, or proceeds received in connection with any tax certiorari proceeding affecting the Premises, Improvements, Easements, Equipment, Leases and/or Rents, or for any other injury to or decrease in the value of the Mortgaged Property;

         (g) all leases and other agreements affecting the use or occupancy of the Premises, Improvements, Easements and/or Equipment, now or hereafter entered into (the "Leases") and the right to receive and apply the rents, issues and profits of the Premises, Improvements, Easements, Equipment and/or Leases, (the "Rents") to the payment of the Debt;

         (h) all right, title and interest of the Mortgagor in and to (i) all contracts from time to time executed by the Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Premises, Improvements, Easements, Equipment, Leases and/or Rents, or any part thereof and all agreements relating to the purchase or lease of any portion of the Premises, Improvements, Easements, Equipment, Leases and/or Rents, or any property which is adjacent or peripheral to the Premises, Improvements and/or Easements, together with the right to exercise such options and all leases of Equipment,
(ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Premises, Improvements, Easements, Equipment, Leases and/or Rents, or any part thereof, and (iii) all drawings, plans, specifications and similar or related items related to the Premises, Improvements, Easements, Equipment, Leases and/or Rents;

         (i) all books and records relating to or used in connection with the operation of the Premises, Improvements, Easements, Equipment, Leases and/or Rents, or any part thereof; all general intangibles related to the operation of the Premises, Improvements, Easements, Equipment, Leases and/or Rents, now existing or hereafter arising;

         (j) all proceeds, both cash and non-cash, of the foregoing;

         (k) all proceeds of and any unearned premiums on any insurance policies covering the Premises, Improvements, Easements, Equipment, Leases and/or Rents, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Premises, Improvements, Easements, Equipment, Leases and/or Rents; and

         (l) after the occurrence of an Event of Default hereunder, the right, in the name and on behalf of the Mortgagor, to appear in and defend any action or proceeding brought with respect to the Premises, Improvements, Easements, Equipment, Leases and/or Rents, and to commence any action or proceeding to protect the interest of the Mortgagee in the Premises, Improvements, Easements, Equipment, Leases and/or Rents.

         TO HAVE AND TO HOLD the above granted and described Mortgaged Property unto and to the proper use and benefit of the Mortgagee, and the successors and assigns of the Mortgagee, forever.

         AND the Mortgagor covenants and agrees with and represents and warrants to the Mortgagee as follows:

         1.  Payment of Debt. The Mortgagor will pay the Debt at the time and in
             ---------------
the manner provided for its payment in the Note and in this Mortgage.

         2.  Warranty of Title.
             -----------------

         (a) Subject only to (i) the lien of water, sewer and other utility charges which are accrued but not yet due and payable, (ii) those other exceptions (to the extent not past due or otherwise delinquent) to title set forth in the title search issued by Commonwealth Land Title Insurance Company to the Mortgagee dated June 1, 2001 as updated on December 30, 2001 (the "Permitted Title Exception") and (iii) "Permitted Liens" and "Exempt Liens" as defined below, the Mortgagor represents and warrants that, as of the date hereof, title to the Mortgaged Property is free and clear of liens, claims, encumbrances or defects of any nature. The Mortgagor also represents and warrants that (i) contemporaneously with, and in consideration for, the execution and delivery of this Mortgage, the Mortgagor is receiving new value from the Mortgagee, which new value is reasonably equivalent value in exchange for this Mortgage, (ii) the execution and delivery of this Mortgage by the Mortgagor does not constitute a "fraudulent conveyance" within the meaning of Title 11 of the United States Code as now constituted or under any other applicable statute, (iii) no bankruptcy or insolvency proceedings are pending or contemplated by or, to the knowledge of Mortgagor, against the Mortgagor, and (iv) this Mortgage is legal and valid and, subject as to priority to Permitted Liens and subject to the Permitted Title Exception, enforceable, and upon the recording of this Mortgage and the Subordination Agreement (as defined in paragraph 38 below) and upon the filing of the UCC-1 Financing Statements as set forth in Section 29 herein, this Mortgage shall be a first priority and perfected lien and security interest on the Mortgaged Property.

         (b) The Mortgagor (and the undersigned representative of the Mortgagor, if any) additionally represents and warrants that: (i) it has full power, authority and legal right to execute this Mortgage, and to mortgage, give, grant, bargain, sell, alien, convey, confirm and assign the

Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage on the Mortgagor's part to be performed and (ii) the Mortgagor is a duly organized and presently existing corporation and this Mortgage has been executed by authority of its Board of Directors. The Mortgagor additionally represents and warrants that no shareholder approval is required to authorize the execution, delivery and performance of this Mortgage.

         3.  Insurance. The Mortgagor (i) will keep the Improvements and the
             ---------
Equipment insured against loss or damage by fire, standard extended coverage perils and such other hazards in amounts not less than 100% of the full insurable value of the Improvements and the Equipment, excluding the costs of foundations, excavations and footings below grade, and shall be sufficient to meet all applicable co-insurance requirements, and (ii) will maintain business interruption insurance and such other forms of insurance coverage with respect to the Mortgaged Property as the Mortgagee shall from time to time reasonably require in amounts approved by the Mortgagee but in no event in all such instances greater than those coverages customarily required of other comparable buildings in the Fairfield, NJ area by other institutional commercial lenders. All policies of insurance (the "Policies") shall be issued by insurers having a minimum policy holders rating of "A" per the latest rating publication of Property and Casualty Insurers by A.M. Best Company and who are lawfully doing business in New Jersey and are otherwise reasonably acceptable in all respects to the Mortgagee in its reasonable discretion. All Policies shall contain the standard New Jersey mortgagee non-contribution clause endorsement or an equivalent endorsement satisfactory to the Mortgagee naming the Mortgagee as the person to which all payments made by the insurer thereunder shall be paid and shall otherwise be in form and substance satisfactory in all respects to the Mortgagee. Blanket insurance policies shall not be acceptable for the purposes of this paragraph unless otherwise approved to the contrary by the Mortgagee. The Mortgagor shall pay the premiums for the Policies as the same become due and payable. At the request of the Mortgagee, the Mortgagor will deliver the Policies to the Mortgagee. Not later than ten (10) days prior to the expiration date of each of the Policies, the Mortgagor will deliver to the Mortgagee a renewal policy or policies accompanied by evidence of payment of premiums billed reasonably satisfactory to the Mortgagee. If at any time the Mortgagee is not in receipt of written evidence that all insurance required hereunder is in force and effect, the Mortgagee shall have the right upon four (4) business days notice to the Mortgagor to take such action as the Mortgagee deems necessary to protect its interest in the Mortgaged Property, including, without limitation, the obtaining of such insurance coverage as the Mortgagee in its sole discretion deems appropriate, and all expenses incurred by the Mortgagee in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by the Mortgagor to the Mortgagee upon demand. The Mortgagor shall at all times comply with and shall cause the Improvements and Equipment and the use, occupancy, operation, maintenance, alteration, repair and restoration thereof to comply with the terms, conditions, stipulations and requirements of the Policies.

             If the Premises, or any portion of the Improvements, is located in a Federally designated "special flood hazard area," in addition to the other Policies required under this paragraph, a flood insurance policy shall be delivered by the Mortgagor to the Mortgagee. If the Mortgaged Property shall be damaged or destroyed, in whole or in part, by fire or other property hazard or casualty, the Mortgagor shall give prompt notice thereof to the Mortgagee. Sums paid to the Mortgagee by any insurer may be retained and applied by the Mortgagee toward payment of the Debt whether or not then due and payable in such order, priority and proportions as the

Mortgagee in its discretion shall deem proper or, at the discretion of the Mortgagee, the same may be paid, either in whole or in part, to the Mortgagor for such purposes as the Mortgagee shall designate. If the Mortgagee shall receive and retain such insurance proceeds, the lien of this Mortgage shall be reduced only by the amount thereof received and retained by the Mortgagee and actually applied by the Mortgagee in reduction of the Debt.

         4.  Covenants.
             ---------

         (a) The Mortgagor shall pay all taxes, assessments, water rates, sewer rents and other charges, including vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises, now or hereafter levied or assessed against the Mortgaged Property (the "Taxes") prior to the time of any creation, imposition or perfection of any tax or other applicable lien, judgment, writ or warrant of attachment upon the Mortgaged Property or any portion thereof which lien, judgment, writ or attachment would in any respect have priority to, or be pari passu with, the liens created under this Mortgage or the Security Agreement, except for liens for such Taxes up to $20,000 in the aggregate ("Exempt Liens"). The Mortgagor shall deliver to the Mortgagee, upon request, receipted bills, cancelled checks and other evidence satisfactory to the Mortgagee evidencing the payment of the Taxes in accordance with the previous sentence. The Mortgagor shall promptly notify the Mortgagee if at any time there exists any tax or other applicable lien, judgment, writ or warrant of attachment upon the Mortgaged Property or any portion thereof which would in any respect have priority to, or be pari passu with, the liens created under this Agreement or the Mortgage for amounts in excess of $20,000 in the aggregate.

         (b) Corporate Existence, Etc. The Mortgagor will preserve and keep in force and effect its corporate existence and will cause each subsidiary to preserve and keep in force and effect its corporate, partnership or other existence, except in each such case in the event of a merger as expressly permitted herein, in accordance with the respective organizational documents of each such subsidiary, and the rights and franchises of the Mortgagor and its subsidiaries; provided that, except as may be provided elsewhere herein or in
              --------
the Security Agreement, the Mortgagor shall not be required to preserve any such right or franchise, or the existence, right or franchise of any of its subsidiaries, if (i) the board of directors of the Mortgagor shall determine that the preservation thereof is no longer desirable in the conduct of the businesses of the Mortgagor and its subsidiaries, (ii) such lack of preservation shall not prejudice the rights of the Mortgagee hereunder or under any other Loan Document, and (iii) such lack of preservation shall not have a Material Adverse Effect.

         (c) Maintenance. The Mortgagor will cause the Mortgaged Property and each portion thereof to be maintained and kept in good repair, working order and condition, ordinary wear and tear excepted, and will from time to time cause to be made all necessary repairs, renewals, and replacements thereof, all as in the reasonable judgment of the Mortgagor may be necessary; provided, however, that,
                                                       --------  -------
except as may be provided elsewhere in this Mortgage or in the Security Agreement (and subject to Section 22(d) below), nothing in this Section 4(c) shall prevent the Mortgagor from discontinuing the use, operation or maintenance of such Mortgage Properties (provided that the Premises shall not be permitted to fall into a state of disrepair), or disposing of any of such Mortgage Properties if the board of directors of the Mortgagor or the board of directors (or equivalent thereof) of the subsidiary concerned determines such discontinuance or disposal to be in the best interests of the Mortgagor or any such subsidiary

(provided that any such disposal is in an arms-length transaction for a fair value after taking into account all circumstances involved in the decision to dispose of such property).

         (d) Books and Records. The Mortgagor will, and will cause each of its subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions and permit the Mortgagee or any of its representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers, and to examine (and, at the expense of the Mortgagee, photocopy extracts from) any of its books or other corporate records; provided, however, that, if confidential information is
                   --------  -------
sought, the Mortgagee will enter into a reasonable confidentiality agreement with the Mortgagor.

         (e) Rights of the Mortgagee. The Mortgagor will not, at any time, by any amendment of the Mortgagor's Articles of Incorporation, or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other action, seek to avoid the observance or performance hereof or under any of the other Loan Documents, but will at all times take such actions as are necessary or appropriate in order to protect the rights of the Mortgagee hereunder and under the other Loan Documents.

         (f) Limitations on Indebtedness. Except as approved in writing by the Mortgagee, the Mortgagor will not, and will not permit any subsidiary to, create, assume or incur any Indebtedness except:

                  (i)    Indebtedness evidenced by the Note.

                  (ii) Indebtedness of the Mortgagor outstanding as of the date of this Note and disclosed in any document heretofore filed by the Mortgagee with the Securities and Exchange commission.

                  (iii) Indebtedness in respect of workers' compensation claims incurred in the ordinary course of business.

                  (iv) Indebtedness to third parties unaffiliated with the Mortgagor incurred on an arm's length basis (provided that each member of the Levy family and each of his or her direct or indirect affiliates shall be considered affiliated with the Mortgagor).

                  (v) Indebtedness to any member of the Levy family or any of his or her direct or indirect affiliates, provided that such member or affiliate subordinates such Indebtedness to this Mortgage, the Debt, the Note, the Security Agreement and the Obligations (as that term is defined in the Security Agreement) on the same terms as set forth in the Subordination Agreement.

         Indebtedness means, without duplication, as to any Person or Persons:
(i) indebtedness for borrowed money; (ii) indebtedness evidenced by bonds, debentures, notes or other similar instruments; (iii) other than indebtedness for the deferred purchase price of property or services, obligations and liabilities secured by a lien upon property owned by such Person, whether or not owing by such Person and even though such Person has not assumed or become liable for the payment thereof; (iv) indebtedness directly or indirectly guaranteed by such Person; (v) obligations of such Person as lessee under capital leases; (vi) net liabilities of such Person under hedging agreements and foreign currency exchange agreements, as calculated on a basis satisfactory to the Mortgagee and in accordance with accepted practice;
(vii) obligations of such Person as an account party in respect of letters of credit; (viii) all obligations of such Person in respect of bankers' acceptances; and (ix) all contingent liabilities of such person in respect of any of the foregoing. Indebtedness shall not include accounts payable and lease obligations incurred in the ordinary course of business consistent with past practices.

         (g) Liens. The Mortgagor will not, and will not permit any of its subsidiaries to, create, incur, assume or suffer to exist any lien upon any of the Mortgaged Property or Collateral (as that term is used in the Security Agreement), whether now owned or hereafter acquired, except (unless the following are not permitted under any of the other provisions of this Mortgage or under any of the provisions of the Security Agreement):

                  (i) liens for taxes, assessments or other governmental charges or levies which would not in any respect have priority to, or be pari passu with, the liens created under this Mortgage and the Security Agreement and Exempt Liens;

                  (ii) liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue;

                  (iii) liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or governmental benefits; purchase money liens and liens securing rental payments under capital lease arrangements; and liens on assets hereafter acquired which exist at the time of such acquisition;

                  (iv) judgment liens in existence less than ten (10) days (but not later than five days prior to the date of any proposed sale thereunder) after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full by insurance maintained with responsible and solvent insurance companies which have acknowledged coverage (the liens referred to in clauses (i) through (iv) above and Permitted Junior Liens (defined below) are sometimes referred to as "Permitted Liens"); and

                  (v) liens effectively subordinated to the Note, Debt, Security Agreement, Obligations (as defined in the Security Agreement), and this Mortgage, pursuant to the Subordination Agreement ("Permitted Junior Liens").

         (h) Transactions with Affiliates. The Mortgagor will not, and will not permit any of its subsidiaries to enter into, or cause, suffer or permit to exist any arrangement or contract with any of its affiliates unless such arrangement or contract is for fair consideration on arm's length terms and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of the Mortgagor or such subsidiary with a Person which is not one of its affiliates, provided that the Mortgagor may issue stock options and stock grants to the Mortgagor's officers and directors so long as
(1) the amount of such options and grants, individually and in the aggregate, do not exceed an amount consistent with industry practice, (2) the terms of such options and grants, individually and in the aggregate, are consistent with industry practice in all material respects, and (3) the effective exercise or issuance price per share in each case is at or above the market price of the Mortgagor's common stock on the date of issuance of such stock option or grant.

         (i) Restricted Payments. The Mortgagor will not, and will not permit any subsidiary:

                  (i) to make any distribution or declare or pay any dividends (in cash or other property, other than in capital stock) on, or purchase, redeem or otherwise retire any of the Mortgagor's or any of its subsidiaries' capital stock, whether now or hereafter outstanding, except any subsidiary may declare and pay dividends or other distributions to or purchase, redeem or otherwise retire any capital stock from, the Mortgagor or any subsidiary;

                  (ii) to make any payment or prepayment of principal of, or make any payment of interest on, or redeem, purchase or defease any, debt (other than trade payables) on any date other than (A) (unless prohibited by the Subordination Agreement) the stated, scheduled date for such payment or prepayment set forth in the documents and instruments memorializing such debt (other than trade payables), and (B) payments on the Subordinated Debt (as defined in the Subordination Agreement) as permitted by and in accordance with the terms of the Subordination Agreement; or

                  (iii)  to make any deposit for any of the foregoing purposes.

         (j) Consolidation, Merger, etc. The Mortgagor will not, and will not permit any of its subsidiaries, to liquidate or dissolve, consolidate with, or merge into or with, any other Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof), or issue any securities or any rights or options to purchase securities for less than fair value except:

                  (i) any subsidiary of the Mortgagor may liquidate or dissolve voluntarily into, and may merge with and into, the Mortgagor or any other subsidiary of the Mortgagor, and the assets or securities of any subsidiary of the Mortgagor may be purchased or otherwise acquired by the Mortgagor or any other subsidiary of the Mortgagor; and

                  (ii) so long as no default or Event of Default has occurred and is continuing or would occur after giving effect thereto, the Mortgagor or any of its subsidiaries may purchase all or substantially all of the assets of any Person, may sell all or substantially all of the assets of the Mortgagor to any Person, or merge with any Person, if (x) such transaction would not have any material adverse effect on the Mortgaged Property or the rights of the Mortgagee hereunder or under any of the other Loan Documents, and (y) at least fifty percent (50%) of the then outstanding amount of principal due under the Note, plus accrued interest thereon, is redeemed at the closing of such merger, sale or purchase, and (z) if the Mortgagor sells all or substantially all of its assets to any Person or merges with any Person, such Person assumes, and agrees to be liable for (jointly and severally with the Mortgagor in the case of a sale of assets), all of the obligations of the Mortgagor under this Mortgage and other Loan Documents; provided, that any such sale of all or substantially all of its assets shall not in any way affect the lien on the Mortgaged Property created hereunder.

         (k) Leases. Become liable in any way, whether directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any operating lease, unless, immediately after giving effect to the occurrence of the liability with respect to such leases, the aggregate amount of all rents paid under such leases at the time in effect during the then current fiscal year will not exceed in the aggregate $2,000,000.

         5.   Escrow Fund. At any time after the occurrence of an Event of
              -----------
Default hereunder, upon the request of Mortgagee, the Mortgagor will pay to the Mortgagee on the first day of each calendar month one-twelfth of an amount (the "Escrow Fund") which would be sufficient to pay the Taxes payable, or reasonably estimated by the Mortgagee in good faith to be payable, during the ensuing twelve (12) months. The Mortgagee will apply the Escrow Fund to the payment of Taxes which are required to be paid by the Mortgagor pursuant to the provisions of this Mortgage and shall provide to Mortgagor without demand satisfactory evidence of Mortgagee's prompt payment thereof. If the amount of the Escrow Fund shall exceed the amount of the Taxes payable by the Mortgagor pursuant to the provisions of this Mortgage, the Mortgagee shall, in its discretion, (a) return any excess to the Mortgagor, or (b) credit such excess against future payments to be made to the Escrow Fund. If the Escrow Fund is not sufficient to pay the Taxes, as the same become payable, the Mortgagor shall pay to the Mortgagee, upon request, an amount which the Mortgagee shall estimate in good faith as sufficient to make up the deficiency. Until expended or applied as above provided, any amounts in the Escrow Fund may be commingled with the general funds of the Mortgagee and shall constitute additional security for the Debt and shall bear interest at the rate of 4% per annum.

         6.   Condemnation. Notwithstanding any taking by any public or
              ------------
quasi-public authority through eminent domain or otherwise, the Mortgagor shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and this Mortgage and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by the Mortgagee to the discharge of the Debt. The Mortgagee may apply the entire amount of any such award or payment to the discharge of the Debt whether or not then due and payable in such order, priority and proportions as the Mortgagee in its or his discretion shall deem proper. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by the Mortgagee of such award or payment, the Mortgagee shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive such award or payment, or a portion thereof sufficient to pay the Debt, whichever is less. The Mortgagor shall file and prosecute its claim or claims for any such award or payment in good faith and with due diligence and cause the same to be collected and paid over to the Mortgagee. The Mortgagor hereby irrevocably authorizes and empowers the Mortgagee, in the name of the Mortgagor or otherwise, to collect and receipt for any such award or payment and to file and prosecute such claim or claims. Although it is hereby expressly agreed that the same shall not be necessary in any event, the Mortgagor shall, upon demand of the Mortgagee, make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning any such award or payment to the Mortgagee, free and clear of any encumbrances of any kind or nature whatsoever.

         7.   Leases and Rents. Mortgagor represents that there are no leases or
              ----------------
tenancies with respect to the Mortgaged Property. Subject to the terms of this paragraph, the Mortgagee waives the right to enter the Mortgaged Property for the purpose of collecting the Rents, and grants the Mortgagor the right to collect the Rents. The Mortgagor shall hold the Rents, or an amount sufficient to discharge all current sums due on the Debt, in trust for use in payment of the Debt.

The right of the Mortgagor to collect the Rents may be revoked by the Mortgagee upon any default by the Mortgagor that remains uncured beyond the expiration of any applicable notice and cure period under the terms of the Note or this Mortgage by giving notice of such revocation to the Mortgagor. Following such notice the Mortgagee may retain and apply the Rents toward payment of the Debt in such order, priority and proportions as the Mortgagee, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Mortgaged Property, and irrespective of whether the Mortgagee shall have commenced a foreclosure of this Mortgage or shall have applied or arranged for the appointment of a receiver. The Mortgagor shall not, without the consent of the Mortgagee, make, or suffer to be made, any Leases or modify any Leases or cancel any Leases or accept prepayments of installments of the Rents for a period of more than one (1) month in advance or further assign the whole or any part of the Rents. The Mortgagor shall (a) fulfill or perform each and every material provision of the Leases on the part of the Mortgagor to be fulfilled or performed, (b) promptly send copies of all notices of default which the Mortgagor shall send or receive under the Leases to the Mortgagee, and (c) enforce, short of termination of the Leases, the performance or observance of the material provisions thereof by the tenants thereunder. The Mortgagor shall from time to time upon the request of the Mortgagee provide to the Mortgagee a complete and detailed leasing status report with respect to the Improvements, which leasing status report shall be in form and substance reasonably satisfactory in all respects to the Mortgagee. In addition to the rights which the Mortgagee may have herein, in the event of any default under this Mortgage that remains uncured beyond the expiration of any applicable notice and cure period, the Mortgagee, at its option, may require the Mortgagor to pay monthly in advance to the Mortgagee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be in possession of the Mortgagor. Upon default in any such payment that remains uncured beyond the expiration of any applicable notice and cure period, the Mortgagor will vacate and surrender possession of the Mortgaged Property to the Mortgagee, or to such receiver, and, in default thereof, the Mortgagor may be evicted by summary proceedings or otherwise. Nothing contained in this paragraph shall be construed as imposing on the Mortgagee any of the obligations of the lessor under the Leases.

         8.   Maintenance of the Mortgaged Property. The Mortgagor shall cause
              -------------------------------------
the Mortgaged Property to be maintained in good condition and repair and will not commit or suffer to be committed any waste of the Mortgaged Property. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment), without the consent of the Mortgagee. The Mortgagor shall promptly comply with all existing and future governmental laws, orders, ordinances, rules and regulations affecting the Mortgaged Property, or any portion thereof or the use thereof. The Mortgagor shall promptly repair, replace or rebuild any part of the Mortgaged Property which may be damaged or destroyed by fire or other property hazard or casualty (including any fire or other property hazard or casualty for which insurance was not obtained or obtainable) or which may be affected by any taking by any public or quasi-public authority through eminent domain or otherwise, and shall complete and pay for, within a reasonable time, any structure at any time in the process of construction or repair on the Premises. If such fire or other property hazard or casualty shall be covered by the Policies, the Mortgagor's obligation to repair, replace or rebuild such portion of the Mortgaged Property shall be contingent upon the Mortgagee paying the Mortgagor the proceeds of the Policies, or such portion thereof as shall be sufficient to complete such repair, replacement or rebuilding, whichever is less. The Mortgagor will not, without obtaining the prior consent of the Mortgagee, initiate, join in or consent to any private restrictive covenant, zoning ordinance, or other public or private restrictions, limiting or affecting the uses which may be made of the Mortgaged Property or any part thereof

         9.   Environmental Provisions.
              ------------------------

         (a) For the purposes of this paragraph the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined or regulated as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous or which is or contains petroleum, gasoline, diesel fuel, another petroleum hydrocarbon product, asbestos, asbestos-containing materials or polychlorinated biphenyls, (ii) the "Environmental Requirements" shall collectively mean all present and future laws, statutes, common law, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives or the equivalent of or by any Governmental Authority and relating to or addressing the protection of the environment or human health, and (iii) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision, or any agency, court or body of the Federal government, any state or other political subdivision, exercising executive, legislative, judicial, regulatory or administrative functions.

         (b)  The Mortgagor hereby represents and warrants to the Mortgagee that
(i) no Hazardous Material regulated or otherwise defined by any Governmental Authority is currently located at, on, in, under or about the Mortgaged Property which has not been generated, stored, handled, processed, disposed of, or otherwise used, by Mortgagor in compliance in all material respects with the Environmental Requirements, (ii) no releasing, emitting, discharging, leaching, dumping, disposing or transporting of any Hazardous Material from the Mortgaged Property onto any other property or from any other property onto or into the Mortgaged Property has occurred while the Mortgaged Property was owned by the Mortgagor or is occurring in violation of any Environmental Requirement, (iii) no notice of violation, non-compliance, liability or potential liability, lien, complaint, suit, order or other notice with respect to the Mortgaged Property is presently outstanding under any Environmental Requirement, nor does the Mortgagor have knowledge or reason to believe that any such notice will be received or is being threatened, and (iv) the Mortgaged Property and the operation thereof are in full compliance with all Environmental Requirements, except where non-compliance would not have a "Material Adverse Effect," as that term is defined in the Settlement Agreement.

         (c) The Mortgagor shall comply, and shall cause all tenants or other occupants of the Mortgaged Property to comply, in all material respects with all Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not permit any tenant or other occupant of the Mortgaged Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, or about the Mortgaged Property in a manner that could lead or potentially lead to the imposition on the Mortgagor, the Mortgagee or the Mortgaged Property of any liability or lien of any nature whatsoever under any Environmental Requirement. The Mortgagor shall notify the Mortgagee promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Mortgaged Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to the Mortgagee copies of any notices received by the Mortgagor relating to alleged violations of any Environmental Requirement or any potential liability under any Environmental Requirement and will promptly pay when due any fine or assessment against the Mortgagee, the Mortgagor or the Mortgaged Property relating to any Environmental Requirement. If at any time it is determined that the operation or use of the Mortgaged Property is in violation of any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Mortgaged Property which violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Mortgaged Property which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any form of cleanup or corrective action, the Mortgagor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from the Mortgagee, take, at the Mortgagor's sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Mortgagor shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to fully comply in all respects and in a timely fashion with all Environmental Requirements.

     (d) If the Mortgagor fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action described in clause (c) above, the Mortgagee may, in its sole and absolute discretion, make advances or payments toward the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All sums so advanced or paid by the Mortgagee (including, without limitation, reasonable counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from the Mortgagor and shall bear interest at the Default Rate from the date any such sums are so advanced or paid by the Mortgagee until the date any such sums are repaid by the Mortgagor to the Mortgagee. The Mortgagor will execute and deliver, promptly upon request, such instruments as the Mortgagee reasonably may deem useful or necessary to permit the Mortgagee to take any such action, and such additional notes and mortgages, as the Mortgagee may require to secure all sums so advanced or paid by the Mortgagee. If a lien is filed against the Mortgaged Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of the Mortgagor or for which the Mortgagor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the State where the Mortgaged Property is located, then the Mortgagor will, within thirty (30) days from the date that the Mortgagor is first given notice that such lien has been placed against the Mortgaged Property (or within such shorter period of time as may be specified by the Mortgagee if such Governmental Authority has commenced steps to cause the Mortgaged Property to be sold pursuant to such lien), either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to the Mortgagee and is sufficient to effect a complete discharge of such lien on the Mortgaged Property.

     (e) The Mortgagee may, at its option, at intervals of not less than one year, or more frequently if the Mortgagee reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Mortgaged Property or portions thereof to be conducted to confirm the Mortgagor's compliance with the provisions of this paragraph, and the Mortgagor shall cooperate in all reasonable ways with the Mortgagee in connection with any such audit. If such audit discloses that a material violation of or a material liability under an Environmental Requirement exists or if such audit was required or prescribed by law, regulation or governmental or quasi-governmental authority, the Mortgagor shall pay all costs and expenses incurred in connection with such audit; otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this paragraph, be paid by the Mortgagee.

     (f) If this Mortgage is foreclosed, or if the Mortgaged Property is sold pursuant to the provisions of this Mortgage, or if the Mortgagor tenders a deed or assignment in lieu of foreclosure or sale, the Mortgagor shall deliver the Mortgaged Property to the purchaser at foreclosure or sale or to the Mortgagee, its nominee, or wholly-owned subsidiary, as the case may be, in a condition that complies in all material respects with all Environmental Requirements.

     (g) Except to the extent directly and solely caused by the gross negligence or willful misconduct of the Mortgagee or its employees, officers, directors, contractors, or authorized agents, the Mortgagor will defend, indemnify, and hold harmless the Mortgagee, its investors, participants, employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, reasonable counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to,
(i) any breach by the Mortgagor of any of the provisions of this paragraph 9,
(ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Mortgaged Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Mortgaged Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Mortgaged Property or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement by Mortgagor. The aforesaid indemnification shall, notwithstanding any exculpatory or other provision of any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Note and secured by this Mortgage, constitute the personal recourse undertakings, obligations and liabilities of the Mortgagor.

     (h) The obligations and liabilities of the Mortgagor under paragraph 9(g) shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Debt has been paid in full and irrespective of any foreclosure of this Mortgage, sale of the Mortgaged Property pursuant to the provisions of this Mortgage or acceptance by the Mortgagee, its nominee or affiliate of a deed or assignment in lieu of foreclosure or sale and irrespective of any other fact or circumstance of any nature whatsoever, provided that such indemnification shall not apply with respect to Hazardous Materials which first occur on the Mortgaged Property after the Mortgagor no longer owns the property, provided that any Person that assumes or takes the Mortgaged Property subject to this Mortgage shall remain liable hereunder.

     10. Estoppel Certificates. The Mortgagor, within twenty (20) days after
         ---------------------
request by the Mortgagee and at its expense, will furnish the Mortgagee with a statement, duly acknowledged and certified, setting forth the amount of the Debt and the offsets or defenses thereto, if any.

     11. Transfer or Encumbrance of the Mortgaged Property. Except for Permitted
         -------------------------------------------------
Liens, no part of the Mortgaged Property nor any interest of any nature whatsoever therein (whether record, beneficial, or otherwise) shall in any manner be further encumbered, sold, transferred or conveyed, or permitted to be further encumbered, sold, transferred, assigned or conveyed without the prior consent of the Mortgagee, which consent in any and all circumstances may be withheld in the sole and absolute discretion of the Mortgagee. The provisions of the foregoing sentence of this paragraph shall apply to each and every such further encumbrance, sale, transfer, assignment or conveyance, regardless of whether or not the Mortgagee has consented to, or waived by its action or inaction its rights hereunder with respect to, any such previous further encumbrance, sale, transfer, assignment or conveyance, and irrespective of whether such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason of operation of law or is otherwise made.

     12. Notice. Any notice, request, demand, statement, authorization, approval
         ------
or consent made hereunder shall be in writing and shall be hand delivered or sent by Federal Express, or other reputable courier service, or by postage pre-paid registered or certified mail, return receipt requested, and shall be deemed given (i) when received at the following addresses if hand delivered or sent by Federal Express, or other reputable courier service, and (ii) three (3) business days after being postmarked and addressed as follows if sent by registered or postage pre-paid certified mail, return receipt requested:


If to the Mortgagor:

     Unigene Laboratories, Inc.
     110 Little Falls Road
     Fairfield, New Jersey 07004
     Attention:  Mr. William Steinhauer

     with a copy to:

     Dechert
     4000 Bell Atlantic Tower
     1717 Arch Street
     Philadelphia, Pennsylvania 19103-2793
     Attn: Christopher G. Karras, Esq.
     Telephone: (215) 994-2412
     Facsimile: (215) 994-2222

If to the Mortgagee:

     The Tail Wind Fund, Ltd.
     c/o Tail Wind Advisory and Management Ltd.
     1 Regent Street, 1st Floor
     London, SW1Y 4NS UK
     Attn: David Crook
     Telephone:  44-171-468-7660
     Facsimile:  44-171-468-7657

              With a copy to (which shall not constitute Notice):

                         Peter J. Weisman, P.C.
                         110 East 59/th/ Street, 18/th/ Floor
                         New York, New York 10022
                         Attn: Peter J. Weisman, Esq.
                         Telephone: (212) 535-7818

Each party to this Mortgage may designate a change of address by notice given, as herein provided, to the other party fifteen (15) days prior to the date such change of address is to become effective.

     13. Sale of Mortgaged Property. If this Mortgage is foreclosed, the
         --------------------------
Mortgaged Property, or any interest therein, may, at the discretion of the Mortgagee, be sold in one or more parcels or in several interests or portions and in any order or manner.

     14. Changes in Laws Regarding Taxation. In the event of the passage after
         ----------------------------------
the date of this Mortgage of any law of the State of New Jersey deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for state or local purposes or the manner of the collection of any such taxes, and imposing a tax, either directly or indirectly, on this Mortgage, the Note or the Debt, the Mortgagor shall, if permitted by law, pay any tax imposed as a result of any such law within the statutory period or within fifteen (15) days after demand by the Mortgagee, whichever is less.

     15. No Credits on Account of the Debt. The Mortgagor will not claim or
         ---------------------------------
demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes assessed against the Mortgaged Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Mortgaged Property, or any part thereof, by reason of this Mortgage or the Debt. If at any time this Mortgage shall secure less than all of the principal amount of the Debt, it is expressly agreed that any repayment of the principal amount of the Debt shall not reduce the amount of the lien of this Mortgage until the lien amount shall equal the principal amount of the Debt outstanding. This Section is subject to Section 43.

     16. Intentionally Deleted.
         ---------------------

     17. Other Security for the Debt. The Mortgagor shall observe and perform
         ---------------------------
all of the terms, covenants and provisions contained in the Note, the Security Agreement, the Settlement Agreement, the Subordination Agreement and the other instruments or documents evidencing, securing or guaranteeing payment of the Debt, in whole or in part, or otherwise executed and delivered in connection with the Note, this Mortgage, the Settlement Agreement or the loan evidenced and secured thereby; provided that, for clarification purposes, (1) any failure to so observe or perform any such term, covenant or provision does not constitute an Event of Default hereunder until after any applicable cure period set forth in the terms of such document or in Section 22 below, and (2) any failure by the Mortgagor to cause the Registration Statement to become effective by the Registration Date and remain effective throughout the Registration Period (as such terms are defined in the Settlement Agreement) in accordance with the terms of Section 7 of the Settlement Agreement shall not constitute an Event of Default hereunder so long as the Mortgagor pays and continues to pay the liquidated damages as required by and in accordance with the terms of Section 7(b) of the Settlement Agreement.

     18. Documentary Stamps. If at any time the United States of America, any
         ------------------
state thereof, or any governmental subdivision of any such state, shall require revenue or other stamps to be affixed to the Note or this Mortgage, the Mortgagor will pay for the same, with interest and penalties thereon, if any.

     19. Right of Entry. Upon reasonable prior notice, the Mortgagee and its
         --------------
agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times during normal business hours.

     20. Books and Records. The Mortgagor will keep and maintain or will cause
         -----------------
to be kept and maintained on a fiscal year basis in accordance with generally accepted accounting practices consistently applied proper and accurate books, records and accounts reflecting all of the financial affairs of the Mortgagor relating to the Mortgaged Property and all items of income and expense in connection with the operation of the Mortgaged Property or in connection with any services, equipment or furnishings provided in connection with the operation of the Mortgaged Property, whether such income or expense be realized by the Mortgagor or by any other person whatsoever excepting lessees unrelated to and unaffiliated with the Mortgagor who have leased from the Mortgagor portions of the Mortgaged Property for the purpose of occupying the same. The Mortgagee shall have the right from time to time at all times during normal business hours after reasonable prior notice to Mortgagor to examine such books, records and accounts at the office of the Mortgagor or other person maintaining such books, records and accounts and to make copies or extracts thereof as the Mortgagee shall desire; provided, however, that if confidential information is sought, the Mortgagee will enter into a reasonable confidentiality agreement with the Mortgagor. The Mortgagor will furnish the Mortgagee annually, within one hundred fifty (150) days next following the end of each fiscal year of the Mortgagor, a certificate signed by a duly authorized representative of the Mortgagor certifying on the date thereof either that there does or does not exist an event which constitutes, or which upon notice or lapse of time or both would constitute, a default or an Event of Default under this Mortgage and if such default or Event of Default exists, the nature thereof and the period of time it has existed.

     21. Performance of Other Agreements. The Mortgagor shall observe and
         -------------------------------
perform each and every term to be observed or performed by the Mortgagor pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property.

     22. Events of Default. The occurrence of any one or more of the following
         -----------------
events (herein collectively referred to as "Events of Default") shall be an Event of Default:

     (a) if any portion of the Debt is not paid within three (3) days after notice by the Mortgagee to the Mortgagor that the same is past due;

     (b) if the Mortgagor shall fail to pay on or before the due date, any installment of any assessment against the Mortgaged Property for local improvements heretofore or hereafter laid, which assessment is or may become payable in annual or periodic installments and is or may become a lien on the Mortgaged Property;

     (c) if any tax lien, judgment, writ or warrant of attachment against the Mortgagor, or the Mortgaged Property or any portion thereof, is created, imposed or perfected which would in any respect have priority to, or be pari passu with, the liens created under this Mortgage or the Security Agreement, except for Exempt Liens;

     (d) if without the consent of the Mortgagee (which consent in any and all circumstances may be withheld in the sole and absolute discretion of the Mortgagee), except in accordance with Section 4(g) above, any part of the Mortgaged Property or any interest of any nature whatsoever therein is in any manner, by operation of law or otherwise, whether directly or indirectly, further encumbered, sold, transferred, assigned or conveyed, and irrespective of whether any such further encumbrance, sale, transfer, assignment or conveyance is voluntary, by reason or operation of law or is otherwise made; provided, however, notwithstanding the foregoing, the Mortgagor may discontinue the use, operation or maintenance of the Mortgaged Property and sell the Mortgaged Property if the board of directors of the Mortgagor determines such discontinuance and sale to be in the best interests of the Mortgagor (provided that any such sale is in an arms-length transaction for a fair value after taking into account all circumstances involved in the decision to dispose of such Mortgaged Property and the net proceeds of such sale are in an amount at least equal to the remainder of that portion of the Debt due under this Mortgage);

     (e) if without the consent of the Mortgagee any Improvement or the Equipment (except for the normal ordinary course of business replacement of the Equipment and the normal ordinary course of business removal of obsolete Equipment) is removed, demolished or materially altered, or if the Mortgaged Property is not kept in good condition and repair;

     (f) if the Mortgagor shall fail to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Mortgaged Property, which failure could reasonably be expected to have a material adverse effect on the Mortgaged Property, within three (3) months from the issuance thereof, or the time period set forth therein, whichever is less;

     (g) if the Policies are not kept in full force and effect, or if the Policies are not delivered to the Mortgagee upon request;

         (h) if the Mortgagor shall fail to pay any Mortgagee on demand for all Premiums and/or Taxes paid by the Mortgagee pursuant to this Mortgage, together with any late payment charge and interest thereon calculated at the Default Rate;

         (i) if without the consent of the Mortgagee any Leases are made, cancelled or modified or if any portion of the Rents is paid for a period of more than one (1) month in advance or if any of the Rents are further assigned;

         (j) if any representation or warranty of the Mortgagor herein, or in any certificate, report, financial statement or other instrument furnished in connection with the making of this Mortgage, shall prove false or misleading in any material respect;

         (k) if the Mortgagor shall make an assignment for the benefit of creditors;

         (l) if a court of competent jurisdiction enters a decree or order for relief with respect to the Mortgagor under Title 11 of the United States Code as now constituted or hereafter amended or under any other applicable Federal or state bankruptcy law or other similar law, or if such court enters a decree or order appointing a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of the Mortgagor, or of any substantial part of their respective properties, or if such court decrees or orders the winding up or liquidation of the affairs of the Mortgagor or any Guarantor;

         (m) [Intentionally Deleted]

         (n) if the Mortgagor shall be in default under any mortgage or deed of trust covering any part of the Mortgaged Property whether superior or inferior in lien to this Mortgage (other than a Permitted Junior Lien), and including, without limitation, any such mortgage or deed of trust now or hereafter held by the Mortgagee;

         (o) if the Mortgaged Property shall become subject (i) to any tax lien, other than a lien for local real estate taxes and assessments not due and payable and other than Exempt Liens, or (ii) to any lis pendens, notice of pendency, stop order, notice of intention to file mechanic's or materialman's lien, mechanic's or materialman's lien or other lien of any nature whatsoever and the same shall not either be discharged of record or in the alternative effectively subordinated and insured over to the reasonable satisfaction of the Mortgagee by a title company selected by Mortgagee that will insure the lien of this Mortgage (at Mortgagor's expense) within a period of thirty (30) days after the same is filed or recorded, and irrespective of whether the same is superior or subordinate in right or other priority to the lien of this Mortgage and irrespective of whether the same constitutes a perfected or inchoate lien or encumbered on the Mortgaged Property or is only a matter of record or notice;

         (p) if the Mortgagor shall continue to be in default or breach under any of the other terms, covenants or conditions of this Mortgage, the Subordination Agreement or the Settlement Agreement for thirty (30) days after notice from the Mortgagee; provided that, for clarification purposes, (1) any such default or breach does not constitute an Event of Default hereunder until after any applicable cure period set forth in the terms of such document, and
(2) any failure by the Mortgagor to cause the Registration Statement to become effective by the Registration Date and remain effective throughout the Registration Period (as such terms are defined in the

Settlement Agreement) in accordance with the terms of Section 7 of the Settlement Agreement shall not constitute an Event of Default hereunder so long as the Mortgagor pays and continues to pay the liquidated damages as required by and in accordance with the terms of Section 7(b) of the Settlement Agreement; or

         (q) If an Event of Default occurs under the Security Agreement or the Note.

         23. Remedies. Upon the happening of any one or more of said Events of
             --------
Default, the entire unpaid balance of the principal, and accrued interest, and all other sums secured by this Mortgage shall at the option of Mortgagee become immediately due and payable without further notice or demand, and in any such Event of Default, Mortgagee may forthwith undertake any one or more of the following:

         (a) Declare the debt to be immediately due and payable, and thereupon the same shall become immediately due and payable;

         (b) Recover judgment against Mortgagor for any debt; and neither the recovery of judgment nor the levy of execution thereof on any property, including the Premises, shall affect Mortgagee's rights hereunder or the lien hereof;

         (c) Enter upon and take possession of the Premises, or have a receiver appointed (as more fully provided for in Article 25 hereof), without proof of depreciation in the value of the Premises, inadequacy of the Premises, or insolvency of Mortgagor; and Mortgagee or the receiver may lease the Premises, in the name of Mortgagor, Mortgagee or the receiver, and may receive the rents issues and profits and apply the same:

                  (i) To the payment of expenses of operating, maintaining, repairing and improving the Premises, including renting commission and rental collection commissions paid to an agent of Mortgagee or of the receiver; and/or

                  (ii) On account of the Note, in such order and in such amounts as Mortgagee or the receiver determines, but while in possession of the Premises, Mortgagee or the receiver shall be liable to account only for the rents, issues and profits actually received; and/or

         (d) Take such other action to protect and enforce Mortgagee's rights hereunder and the lien hereof, as Mortgagee deems advisable, including:

                  (i) The foreclosure hereof, subject, at Mortgagee's option, and upon the filing of a Complaint in Foreclosure, Mortgagee shall be entitled to the appointment of a receiver of the rents of the Premises without the necessity of either inadequacy of the security or insolvency of the Mortgagor or any person who may be legally or equitably liable to pay money secured by this Mortgage, and the Mortgagor and each person waive such proof and consent to the appointment of such receiver; and in any proceeding to enforce any liability of the debt, Mortgagor shall not assert as a defense that Mortgagee failed to foreclosure any such rights or that any such rights adversely affected the value of the Premises; and

                  (ii) The sale of the Premises, in a foreclosure proceeding, and without obligation to have the Premises marshaled (as more fully provided for in Article 13 hereof).

         24. Right to Cure Default. If default in the performance of any of the
             ---------------------
covenants of the Mortgagor herein occurs, the Mortgagee may, at its discretion, remedy the same and for such purpose shall have the right to enter upon the Mortgaged Property or any portion thereof without thereby becoming liable to the Mortgagor or any person in possession thereof holding under the Mortgagor. If Mortgagee shall remedy such a default or appear in, defend, or bring any action or proceeding to protect its interest in the Mortgaged Property or to foreclose this Mortgage or collect the Debt, the costs and expenses thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this paragraph, shall be paid by the Mortgagor to the Mortgagee upon demand. All such costs and expenses incurred by the Mortgagee in remedying such default or in appearing in, defending, or bringing any such action or proceeding shall be paid by the Mortgagor to the Mortgagee upon demand, with interest (calculated for the actual number of days elapsed between the incurrence thereof and Mortgagor's reimbursement thereof on the basis of a 360-day year) at a rate per annum equal to 5% plus the rate of cash interest provided in the Note (herein referred to as the "Default Rate"), provided, however, that the Default Rate shall in no event exceed the maximum interest rate which the Mortgagor may by law pay, for the period after notice from the Mortgagee that such costs or expenses were incurred to the date of payment to the Mortgagee. To the extent any of the aforementioned costs or expenses paid by the Mortgagee after default by the Mortgagor shall constitute payment of (i) taxes, charges or assessments which may be imposed by law upon the Mortgaged Property, (ii) premiums on insurance policies covering the Mortgaged Property, (iii) expenses incurred in upholding the lien of this Mortgage, including, but not limited to, the costs and expenses of any litigation to collect the indebtedness secured by this Mortgage or to prosecute, defend, protect or preserve the rights and the lien created by this Mortgage, or (iv) any amount, cost or charge to which the Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; then, and in each such event, such costs, expenses and amounts, together with interest thereon at the Default Rate, shall be added to the indebtedness secured by this Mortgage and shall be secured by this Mortgage.

         25. Appointment of Receiver. The Mortgagee, in any action to foreclose
             -----------------------
this Mortgage or upon the actual or threatened waste to any part of the Mortgaged Property or upon the occurrence of any Event of Default hereunder, shall be at liberty, without notice, to apply for the appointment of a receiver of the Rents, and shall be entitled to the appointment of such receiver as a matter of right, without regard to the value of the Mortgaged Property as security for the Debt, or the solvency or insolvency of any person then liable for the payment of the Debt.

         26. Non-Waiver. The failure of the Mortgagee to insist upon strict
             ----------
performance of any term of this Mortgage shall not be deemed to be a waiver of any term of this Mortgage. The Mortgagor shall not be relieved of the Mortgagor's obligation to pay the Debt at the time and in the manner provided for its payment in the Note and this Mortgage by reason of (i) failure of the Mortgagee to comply with any request of the Mortgagor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof or of the Note or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, (ii) the release, regardless of consideration, of the whole or any part of the Mortgaged Property or any other security for the Debt, or (iii) any agreement or stipulation between the Mortgagee and any subsequent owner or owners of the Mortgaged Property or other person extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or any other mortgage, instrument or document evidencing, securing or guaranteeing payment of the Debt or any portion thereof, without first having obtained the consent of the Mortgagor, and in the latter event, the Mortgagor shall continue to be obligated to pay the Debt at the time and in the manner provided in the Note and this Mortgage, as so extended, modified and supplemented, unless expressly released and discharged from such obligation by the Mortgagee in writing. Regardless of consideration, and without the necessity for any notice to or consent by the holder of any subordinate lien, encumbrance, right, title or interest in or to the Mortgaged Property, the Mortgagee may release any person at any time liable for the payment of the Debt or any portion thereof or any part of the security held for the Debt and may extend the time of payment or otherwise modify the terms of the Note or this Mortgage, including, without limitation, a modification of the interest rate payable on the principal balance of the Note, without in any manner impairing or affecting this Mortgage or the lien thereof or the priority of this Mortgage, as so extended and modified, as security for the Debt over any such subordinate lien, encumbrance, right, title or interest. The Mortgagee may resort for the payment of the Debt to any other security held by the Mortgagee in such order and manner as the Mortgagee, in its discretion, may elect. The Mortgagee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of the Mortgagee thereafter to foreclose this Mortgage. The Mortgagee shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every additional right and remedy now or hereafter afforded by law. The rights of the Mortgagee under this Mortgage shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of any Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

         27. Liability. If the Mortgagor consists of more than one person, the
             ---------
obligations and liabilities of each such person hereunder shall be joint and several.

         28. Security Agreement. This Mortgage constitutes both a real property
             ------------------
mortgage and a security agreement, within the meaning of the Uniform Commercial Code, and the Mortgaged Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of the Mortgagor in the Mortgaged Property. If an Event of Default shall occur under the Note or this Mortgage, the Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Mortgaged Property or any part thereof, and to take such other measures as the Mortgagee may deem necessary for the care, protection and preservation of the Mortgaged Property. Upon request or demand of the Mortgagee, the Mortgagor shall at its expense assemble the Mortgaged Property and make it available to the Mortgagee at a convenient place acceptable to the Mortgagee. The Mortgagor shall pay to the Mortgagee on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by the Mortgagee in enforcing or exercising its rights hereunder with respect to the Mortgaged Property. Any notice of sale, disposition or other intended action by the Mortgagee with respect to the Mortgaged Property sent to the Mortgagor in accordance with the provisions of this Mortgage at least seven (7) days prior to the date of any such sale, disposition or other action, shall constitute reasonable notice to the Mortgagor, and the method of sale or disposition or other intended action set forth or specified in such notice shall conclusively be deemed to be commercially reasonable within the meaning of the Uniform Commercial Code unless objected to in writing by the Mortgagor within five (5) days after receipt by the Mortgagor of such notice. The proceeds of any sale or disposition of the Mortgaged Property, or any part thereof, may be applied by the Mortgagee to the payment of the Debt in such order, priority and proportions as the Mortgagee in its discretion shall deem proper. If any change shall occur in the Mortgagor's name, the Mortgagor shall promptly cause to be filed at its own expense, new financing statements as required under the Uniform Commercial Code to replace those on file in favor of the Mortgagee. To the extent the provisions of this
Section 28 conflict with the terms of the Security Agreement, the terms of the Security Agreement shall govern.

         29. Filings. (a) Upon the execution and delivery of this Mortgage, the
             -------
Mortgagor will cause this Mortgage, the Subordination Agreement and the UCC-1 Financing Statements to be promptly filed, registered or recorded with the Secretary of State of the State of Delaware. Upon such filings, the Mortgagee shall have a perfected security interest in the Mortgaged Property.

         (b) Upon the execution and delivery of this Mortgage, the Mortgagor will further cause this Mortgage and the Subordination Agreement to be promptly filed, registered or recorded with the appropriate offices in Essex County, New Jersey. Upon such filings, the Mortgagee will have a lien on the Mortgaged Property, and all other security interests in and liens on the Mortgaged Property (except as to priority for Permitted Liens described in clauses (ii) and (iii) of Section 4(g) above which are automatically granted first priority pursuant to statute), will be subordinate in all respects to the Mortgagee's security interest in the Mortgaged Property.

         (c) The Mortgagor will pay all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, any mortgage supplemental hereto, any security instrument with respect to the Mortgaged Property or any instrument of further assurance. The Mortgagor shall hold harmless and indemnify the Mortgagee, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage.

         30. Further Acts, etc. The Mortgagor will, at the cost of the
             -----------------
Mortgagor, and without expense to the Mortgagee, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances, including the Subordination Agreement, UCC-1 Financing Statements, as the Mortgagee reasonably or any present or future law shall, from time to time, require for the better assuring, conveying, assigning, transferring protecting, preserving, perfecting and confirming unto the Mortgagee the property and rights hereby mortgaged or intended now or hereafter so to be, or which the Mortgagor may be or may hereafter become bound to convey or assign to the Mortgagee, or for carrying out the intention or facilitating the performance of the terms of this Mortgage or for filing, registering or recording this mortgage and, on demand, will execute and deliver and hereby authorizes the Mortgagee to execute in the name of the Mortgagor to the extent the Mortgagee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Mortgaged Property.

         31. Headings. etc. The headings and captions of various paragraphs of
             -------------
this Mortgage are for convenience of reference only and are not to be construed as defined or limiting, in any way, the scope or intent of the provisions hereof.

         32. Usury Laws. This Mortgage and the Note are subject to the express
             ----------
condition that at no time shall the Mortgagor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which the Mortgagor is permitted by law to contract or agree to pay. If by the terms of this Mortgage or the Note, the Mortgagor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note.

         33. Sole Discretion of Mortgagee. Except as may otherwise be expressly
             ----------------------------
provided to the contrary, wherever pursuant to the Note, this Mortgage, or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, the Mortgagee exercises any right given to it or him to consent or not consent, or to approve or disapprove, or any arrangement or term is to be satisfactory to the Mortgagee, the decision of the Mortgagee to consent or not consent, or to approve or disapprove, or to decide that arrangements or terms are satisfactory or not satisfactory, shall be in the sole and absolute discretion of the Mortgagee and shall be final and conclusive, except as is otherwise required by applicable law.

         34. Recovery of Sums Required To Be Paid. The Mortgagee shall have the
             ------------------------------------
right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of the Mortgagee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by the Mortgagor existing at the time such earlier action was commenced.

         35. Actions and Proceedings. If the Mortgagor fails to take any and all
             -----------------------
actions reasonably requested by the Mortgagee to protect Mortgagee's interest in the Mortgaged Property within five (5) business days following such request, the Mortgagee shall have the right, at the expense of Mortgagor, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of the Mortgagor, which the Mortgagee, in its reasonable discretion, determines should be brought to protect its interest in the Mortgaged Property.

         36. Intentionally Omitted.
             ---------------------

         37. Execution. This Mortgage may be executed in any number of duplicate
             ---------
originals and each such duplicate original shall be deemed to constitute but one and the same instrument. This Mortgage, once executed by the Mortgagor, may be delivered by facsimile transmission, and a facsimile signature shall have the same force and effect as an original signature.

         38. Certain Definitions. Unless the context clearly indicates a
             -------------------
contrary intent or unless otherwise specifically provided in this Mortgage, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "Mortgagor" shall mean the Mortgagor and any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein; the word "Mortgagee" shall mean the Mortgagee or any subsequent holder of the Note; the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; the words "Mortgaged Property" shall include any portion of the Mortgaged Property or interest therein; the word "Debt" shall mean all sums secured by this Mortgage; and the word "default" shall mean the occurrence of any default by the Mortgagor or other person in the observance or performance of any of the terms, covenants or provisions of the Note or this Mortgage on the part of the Mortgagor or such other person to be observed or performed without regard to whether such default constitutes or would constitute upon notice or lapse of time, or both, an Event of Default under this Mortgage; "Subordination Agreement" shall mean the Subordination Agreement dated the date hereof among the parties hereto and Jay Levy, Jean Levy, Warren P. Levy and Ronald S. Levy, for the benefit of Mortgagee; and the word "UCC-1 Financing Statements" shall mean those certain UCC-1 Financing Statements made between the Mortgagor as debtor and Mortgagee as secured party. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         39. Waiver of Notice. The Mortgagor shall not be entitled to any
             ----------------
notices of any nature whatsoever from the Mortgagee except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by the Mortgagee to the Mortgagor, and the Mortgagor hereby expressly waives the right to receive any notice from the Mortgagee with respect to any matter for which this Mortgage does not specifically and expressly provide for the giving of notice by the Mortgagee to the Mortgagor, except as is otherwise required by applicable law.

         40. No Verbal Change. This Mortgage may only be modified, amended or
             ----------------
changed by an agreement in writing signed by the Mortgagor and the Mortgagee, and may only be released, discharged or satisfied of record by an agreement in writing signed by the Mortgagee. No waiver of any term, covenant or provision of this Mortgage shall be effective unless given in writing by the Mortgagee and if so given by the Mortgagee shall only be effective in the specific instance in which given. The Mortgagor acknowledges that the Note, this Mortgage, and the other documents and instruments executed and delivered in connection therewith or otherwise in connection with the loan secured hereby set forth the entire agreement and understanding of the Mortgagor and the Mortgagee with respect to the loan secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the loan secured hereby other than those set forth in the Note, this Mortgage and such other executed and delivered documents and instruments, provided that the terms of the specific subject matter of this Mortgage are set forth entirely in this Mortgage, and any inconsistencies between this Mortgage and such other documents with respect to such subject matter shall be resolved in accordance with the terms of this Mortgage.

         41. Absolute and Unconditional Obligation. The Mortgagor acknowledges
             -------------------------------------
that the Mortgagor's obligation to pay the Debt in accordance with the provisions of the Note and this

Mortgage is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Note or this Mortgage or the obligation of the Mortgagor thereunder to pay the Debt or the obligations of any other person relating to the Note or this Mortgage or the obligations of the Mortgagor under the Note or this Mortgage or otherwise with respect to the loan secured hereby, and the Mortgagor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, offset, setoff, counterclaim (except mandatory counterclaims which must be asserted to avoid being deemed to have been waived in any separate action) or crossclaim of any nature whatsoever with respect to the obligation of the Mortgagor to pay the Debt in accordance with the provisions of the Note and this Mortgage or the obligations of any other person relating to the Note or this Mortgage or obligations of the Mortgagor under the Note or this Mortgage or otherwise with respect to the loan secured hereby in any action or proceeding brought by the Mortgagee to collect the Debt, or any portion thereof, or to enforce, foreclose and realize upon the lien and security interest created by this Mortgage or any other document or instrument securing repayment of the Debt, in whole or in part, and the Mortgagor agrees that it shall not interpose or assert any such defense, offset, setoff, counterclaim (except such mandatory counterclaims as described above) or crossclaim in any action or proceeding.

         42. Release.
             -------

         (a) So long as no Event of Default shall exist under the Security Agreement, this Mortgage, or any of the other Loan Documents, the Mortgagor shall be entitled to sell the Mortgaged Property; provided such sale is in an arms-length transaction with an unaffiliated third party for fair value; and further provided that all proceeds from such sale shall, at the closing of such sale, be applied to repay the Note until the Debt is reduced to zero.

         (b) At such time as the amounts outstanding under the Note and the Debt are zero, and no further amounts are due the Mortgagee hereunder or under the Security Agreement, this Mortgage or any of the other Loan Documents (x) any additional proceeds received by the Mortgagor on account of the sale of the Mortgaged Property shall be retained by the Mortgagor and (y) the Mortgaged Property shall be released from the lien created under this Mortgage and the Mortgagee shall deliver to the Mortgagor, upon request therefor, and, at the Mortgagor's expense, releases and satisfactions (to be prepared by the Mortgagor) of all financing statements related to such Mortgaged Property, and this Mortgage shall terminate.

         43. Disposition of Proceeds. The proceeds of any sale or disposition of
             -----------------------
all or any part of the Mortgaged Property shall be applied by the Mortgagee in the following order: (i) to the payment in full of the costs and expenses of such sale or sales, collections, and the protection, declaration and enforcement of the mortgage granted hereunder, and to the payment in full of all other expenses, liabilities and advances made or incurred by the Mortgagee in connection therewith, all amounts for which the Mortgagee is entitled to indemnification hereunder, and all advances made by the Mortgagee hereunder for the account of the Mortgagor, including the reasonable compensation of the Mortgagee's agents and attorneys; (ii) to the payment of the Debt for the benefit of the holder thereof; and (iii) to the payment to the Mortgagor of any surplus then remaining from such proceeds, subject to the rights of any permitted holder of a lien on the Mortgaged Property of which the Mortgagee has received actual written notice. In the event that the proceeds of any sale or other disposition of the Mortgaged Property are insufficient to cover the principal of, and premium, if any, and interest on, and expenses and fees with respect to, the Debt secured thereby, plus costs and expenses of the sale or other disposition, the Mortgagor shall remain liable for any deficiency.

         44. Expenses. The Mortgagor agrees that it shall pay all costs and
             --------
expenses hereafter incurred in amending, implementing, perfecting, collecting, defending, declaring and enforcing and otherwise relating to the Mortgagee's rights and security interests in the Mortgaged Property hereunder or under the Note or any other instrument or agreement delivered in connection herewith or therewith, including, but not limited to, searches and filings after the date hereof, and the Mortgagee's reasonable attorneys' fees (regardless of whether any litigation is commenced, whether default is declared hereunder, and regardless of tribunal or jurisdiction); provided, however, that the Mortgagor shall not be responsible for any costs and expenses (including attorneys fees) incurred by the Mortgagee in connection with negotiating, execution and delivery of this Mortgage or any other Loan Document (except as may be provided elsewhere herein or therein), and provided, further, that the Mortgagor shall only be obligated to pay up to a maximum aggregate amount equal to $1,000 for the costs of title, UCC, judgment, lien and similar searches in connection with this Mortgage or the other Loan Documents.

         45. Waiver of Statutory Rights. The Mortgagor shall not and will not
             --------------------------
apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, but hereby waives the benefit of such laws to the full extent that the Mortgagor may do so under applicable law. The Mortgagor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Mortgaged Property marshaled upon any foreclosure of the lien of this Mortgage and agrees that any court having jurisdiction to foreclose such lien may order the Mortgaged Property sold as an entirety. The Mortgagor hereby waives for itself and all who may claim through or under it, and to the full extent the Mortgagor may do so under applicable law, any and all rights of redemption from sale under any order of decree of foreclosure of this Mortgage or granted under any statute now existing or hereafter enacted.

         46. Brokerage. The Mortgagor covenants and agrees that no brokerage
             ---------
commission or other fee, commission or compensation is to be paid by the Mortgagee on account of the loan or other financing obligations evidenced by the Note and/or secured by this Mortgage and the Mortgagor agrees to indemnify the Mortgagee against any claims for any of the same.

         47. Indemnity. Anything in this Mortgage or the other Loan Documents
             ---------
(as defined below) to the contrary notwithstanding, the Mortgagor shall indemnify and hold the Mortgagee harmless and defend the Mortgagee at the Mortgagor's sole cost and expense against any loss or liability, cost or expense (including, without limitation, reasonable attorneys' fees and disbursements of the Mortgagee's counsel), and all claims, actions, procedures and suits arising out of or in connection with (i) any default by the Mortgagor in connection with the transaction contemplated hereby, the Debt, this Mortgage, the Security Agreement, the Subordination Agreement, any of the other document or instrument now or hereafter executed and/or delivered in connection with the Debt or the Settlement Agreement (the "Loan Documents") and/or the Mortgaged Property, including, but not limited to, all costs of reappraisal of the Mortgaged

Property or any part thereof after the date hereof, whether required by law, regulation, the Mortgagee or any governmental or quasi-governmental authority (except that the Mortgagor shall not be required to indemnify Mortgagee hereunder as a result of Mortgagor's failure to cause the Registration Statement to become effective by the Registration Date and remain effective throughout the Registration Period (as such terms are defined in the Settlement Agreement) in accordance with the terms of Section 7 of the Settlement Agreement, except to the extent that the Mortgagor fails to pay the liquidated damages payable as required by and in accordance with the terms of Section 7(b) of the Settlement Agreement, in which case Mortgagor's obligation to indemnify shall be limited to damages suffered by Mortgagee as a result of Mortgagor's failure to pay such liquidated damages in accordance with Section 7(b) of the Settlement Agreement),
(ii) any amendment to, or restructuring of, the Debt and this Mortgage, the Note, the Security Agreement or any of the other Loan Documents, (iii) any and all lawful action that may be taken by the Mortgagee in connection with the enforcement of the provisions of this Mortgage or the Note or any of the other Loan Documents, whether or not suit is filed in connection with the same, or in connection with the Mortgagor becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding, and (iv) any enforcement of this indemnification. All sums so expended by the Mortgagee shall be payable on demand and, until reimbursed by the Mortgagor pursuant hereto, shall be deemed additional principal of the Debt and secured hereby and shall bear interest at the Default Rate. The obligations of the Mortgagor under this paragraph shall, notwithstanding any exculpatory or other provisions of any nature whatsoever set forth in the Loan Documents, constitute the personal recourse undertakings, obligations and liabilities of the Mortgagor.

         48. Enforceability. Matters of construction, validity and performance,
             --------------
this Mortgage and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New Jersey applicable to contracts made and performed in such State and any applicable laws of the United State of America. Whenever possible, each provision of this Mortgage shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Mortgage shall be unenforceable or prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such unenforceability, prohibition or invalidity, without invalidating the remaining provisions of this Mortgage.

         49. Representations. Mortgagor represents that the building on the
             ---------------
Mortgaged Property consists of not less than 12,500 usable square feet of space and that the Mortgaged Property consists of not less than 2.2 acres of land. Mortgagor represents as of the date hereof that the aggregate amount of federal, state and local income, property and other taxes due and payable by the Mortgagor is $7,154, and specifically the total amount of property taxes due and payable by the Mortgagor with respect to the Mortgaged Property is $0.

         50. Receipt of Mortgage. Mortgagor hereby acknowledges receipt of a
             -------------------
true copy of this Mortgage without charge.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Mortgagor has duly executed this Mortgage the day and year first above written.

                                          UNIGENE LABORATORIES, INC.



                                          By:
                                             ___________________________________
                                             Name:
                                             Title:

STATE OF               )
                       ) ss.:
COUNTY OF              )



On this ____ day of April, 2002, before me, the undersigned, personally appeared ________ , the ____________ of UNIGENE LABORATORIES, INC., a Delaware corporation, who, I am satisfied, is the person who signed the foregoing instrument, and he did acknowledge under oath that he signed, sealed with the corporate seal, and delivered the same in his capacity as such officer and that the foregoing instrument is the voluntary act and deed of such corporation, made by virtue of the authority of its board of directors.

                                                          ______________________
                                                              Notary Public

                                    EXHIBIT A
                                    ---------

         All the real property located in the Township of Fairfield, County of Essex, State of New Jersey and more particularly described as follows:

         BEGINNING at a point on the West side of Little Falls Road distant
         805.68 feet northerly from the intersection of the West side of Little Falls Road and the North side of Pier Lane; thence

         (1) Running through the lands formerly of Carrie DeVito, South 40 degrees 57 minutes West, 506.81 feet to a point; thence

         (2) Still through the lands of Carrie DeVito, North 89 degrees 09 minutes West, 59.13 feet to the West line of lands formerly of Carrie DeVito; thence

         (3) Running along the West line of lands formerly of Carrie DeVito, North 6 degrees 18 minutes East, 352.04 feet to a point; thence

         (4) Still along the West line of lands formerly of Carrie Devito, North 54 degrees 15 minutes East, 262.37 feet to the West side of Little Falls Road; thence

         (5) Running along the West side of Little Falls Road, South 49 degrees 03 minutes East, 185.00 feet to the point and place of Beginning.

         NOTE:      Being Lot(s) 22, Block 2801, Tax Map of the Township of
                    Fairfield,

                    BEING commonly known as 110 Little Falls Road, Fairfield, New Jersey.

                    BEING the same premises conveyed to the Mortgagor herein by deed recorded on June 23, 1982 in the Essex County Register's Office in Book 4754, page 450.

                                                                    ATTACHMENT D

                          EQUIPMENT SECURITY AGREEMENT

     EQUIPMENT SECURITY AGREEMENT dated as of the _____ day of April, 2002 by and among UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the "Company") and THE TAIL WIND FUND, LTD., a British Virgin Islands limited liability company having an address at Windermere House, 404 East Bay Street, P.O. Box SS-5539, Nassau, Bahamas ("Secured Party").

                                    RECITALS

     A. The Company has issued to the Secured Party a Secured Note, dated the date hereof (as the same may be amended, modified or supplemented from time to time, the "Secured Note"), pursuant to which the Company will incur Obligations (as defined below).

     B. To induce the Secured Party to purchase the Secured Note, the Company wishes to grant the Secured Party security and assurance in order to secure the payment and performance of all Obligations and to that effect to grant the Secured Party a first priority and perfected (upon filing) security interest in the Collateral (as hereinafter defined) and in connection therewith to execute and deliver this Equipment Security Agreement.

     Accordingly, the parties hereto hereby agree as follows:

                                   DEFINITIONS

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Settlement Agreement, dated the date hereof, among the parties hereto ("Settlement Agreement").

     "Agreement": shall mean this Equipment Security Agreement and shall include
      ---------
all amendments, modifications and supplements hereto and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

     "Collateral": shall mean any and all of the following now located at the
      ----------
Company's Fairfield, New Jersey facility on Little Falls Road (the "Fairfield Facility"): (a) all machinery, equipment, office machinery, furniture, fixtures, leasehold improvements, leasehold fixtures, conveyors, tools, materials, storage and handling equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input or output devices, automotive equipment, trucks, molds, dies, stamps, motor vehicles and other equipment of every kind and nature now or hereafter owned by the Company or in which the Company may have any ownership interest (but only to the extent of such ownership interest); (b) all additions and accessions to the foregoing, all replacements and all accessories and parts therefor, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutions for any of the foregoing; (c) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the foregoing or are otherwise necessary or helpful in the collection thereof or realization thereupon; and (d) all proceeds, profits and products thereof together with all accessions and additions thereto, substitutions and replacements therefor whether now owned or existing or hereafter arising or acquired and wherever located; and all payments under insurance (whether or not the Secured Party is the loss payee thereof) or under any indemnity, warranty or guaranty, payable by reason or loss or damage to, or otherwise with respect to, any of the foregoing. Collateral shall not include any of the "Mortgaged Property", as defined in the Mortgage, except to the extent such items are covered by Article 9 of the New Jersey Uniform Commercial Code). The Company represents that the aggregate fair market value of the Collateral as of the date hereof is not materially lower than the aggregate fair market value of all items included in the definition of Collateral and then owned by the Company as of June 1, 2001. No material amount of assets has been removed from the Fairfield Facility since January 1, 2001.

     "Loan Documents": shall mean the Loan Documents as defined in the Mortgage.
      --------------

     "Obligations": shall mean all indebtedness, obligations and liabilities of
      -----------
every kind and nature of the Company now or hereafter existing under or arising out of or in connection with the Secured Note, the Mortgage, the Loan Documents and this Agreement and all extensions, amendments or renewals hereof or thereof, whether for principal, premium, interest, fees, reimbursement, expenses, indemnity or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such indebtedness, obligations or liabilities that are paid (to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise).

                                   I. SECURITY

     SECTION 1.01 Grant of Security. As security for the Obligations, the
                  -----------------
Company hereby grants the Secured Party a first priority lien on and first priority security interest in all of the Collateral (provided that such liens shall not be first priority to the extent that (a) liens on the Collateral of carriers, warehousemen, mechanics, materialmen and landlords and liens in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or governmental benefits are automatically granted first priority pursuant to statute, and (b) purchase money liens and liens securing rental payments under capital lease arrangements, and liens on assets hereafter acquired which exist at the time of such acquisition, hereafter incurred in the ordinary course of business, have priority).

     SECTION 1.02 Proceeds. For all purposes of this Agreement, the term
                  --------
"Proceeds" shall include without limitation whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

     SECTION 1.03 Release and Satisfaction.
                  ------------------------

     (a) Upon the termination of this Agreement and the payment in full of the Obligations, the Secured Party shall promptly deliver to the Company upon request therefor and at the Company's expense, releases and satisfactions of all financing statements and other registrations of security.

     (b) So long as no Event of Default shall exist under this Agreement or the other Loan Documents, the Company from time to time shall be entitled to sell the Collateral; provided such sale is in an arms-length transaction with an
                --------
unaffiliated third party for fair value; and further provided that all proceeds
                                             ------- --------
from such sale shall, at the closing of such sale, be applied solely in reduction of the Obligations until the amount outstanding under the Obligations and the Secured Note is reduced to zero.

     SECTION 1.04 Records; Location of Collateral. The chief place of business,
                  -------------------------------
the chief executive office and the office where the Company keeps its records regarding the Collateral is, and has been for the twelve month period preceding the date hereof, located at 110 Little Falls Road, Fairfield, New Jersey 07004. So long as any Obligations to the Secured Party shall be outstanding hereunder,
(a) the Company shall not move its chief executive office, principal place of business or office at which is kept its books and records (including computer printouts and programs) from the locations existing on the date hereof and listed on Schedule A annexed hereto; (b) the Company shall not establish any
          ----------
offices or other places of business at any other location; (c) the Company shall not, at any one time or from time to time, move Collateral having an aggregate book or market value in excess of $5,000 to any location other than those locations existing on the date hereof and listed on Schedule A annexed hereto,
                                                    ----------
unless, in each case of clauses (a), (b) and (c) above, (i) the Company shall have given the Secured Party thirty (30) day's prior written notice of its intention to do so, identifying the new location and providing such other information as the Secured Party deems necessary, and (ii) the Company shall have delivered to the Secured Party financing statements and such other documentation in form and substance reasonably satisfactory to the Secured Party and reasonably required by the Secured Party to preserve the Secured Party's security interest in the Collateral.

                       II. REPRESENTATIONS AND WARRANTIES

     SECTION 2.01 Representations and Warranties. The Company hereby represents
                  ------------------------------
and warrants to the Secured Party as follows:

     (a) Collateral. The Company owns all of the Collateral, free and clear of
         ----------
any lien, encumbrance, mortgage, security agreement, pledge or charge other than "Permitted Liens" (as defined in the Mortgage) in effect on the date hereof. Except such as may have been filed in favor of the Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office (except with respect to Permitted Liens). Annexed hereto as Schedule B(i) is a list describing all the places where the Collateral of the
-------------
Company is located. Annexed hereto as Schedule B(ii) is a list which describes,
                                      --------------
in reasonable detail, all the Collateral that has a fair market value of at least $1,000 as of the date hereof and the place where such Collateral is presently located.

     (b) Governmental Authorizations. Except as described in clause (c) below
         ---------------------------
and except that which may be required by the Secured Party solely by virtue of its status as a non-U.S. entity, no authorization, approval or other action by, and no notice to or filing with, any federal, state or local governmental authority or regulatory body is required for either
(i) the grant by the Company of the security interests granted hereby, (ii) the execution, delivery or performance of this Agreement by the Company, (iii) the perfection of the security interests granted hereby or (iv) the exercise by the Secured Party of its rights and remedies hereunder (except as may have been effectively taken prior to the date hereof by or at the direction of the Company).

     (c) Perfection. This Agreement, together with the Subordination Agreement
         ----------
and the filing of certain UCC-1 financing statements describing the Collateral with the Secretary of State of the State of Delaware, creates a valid, perfected (upon filing) and first priority security interest in the Collateral in favor of the Secured Party (except as to priority for "Permitted Liens," as defined in the Mortgage, other than Permitted Junior Liens), securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

     (d) Other Information. All information heretofore, herein or hereafter
         -----------------
supplied to the Secured Party by or on behalf of the Company with respect to the Collateral is accurate and complete in all material respects.

     (e) Enforceability of Security Interests. Upon the execution of this
         ------------------------------------
Agreement by the Company, the execution of the Subordination Agreement, and the filings referred to in (c) above, the security interests and liens granted to the Secured Party under Section 1.01 hereof shall constitute valid, perfected (upon filing) and first priority security interests and liens in and to the Collateral in favor of the Secured Party (except as to priority for Permitted Liens other than Permitted Junior Liens), in each case enforceable (subject to the rights of holders of Permitted Liens other than Permitted Junior Liens) against all third parties and securing the payment of all Obligations purported to be secured hereby.

                      III. FURTHER RIGHTS OF SECURED PARTY

     SECTION 3.01 Further Actions.
                  ---------------

     (a) The Company agrees that from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may reasonably request, in order to perfect and enable the Secured Party to protect the security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Company will: (i) at the request of the Secured Party, mark conspicuously each of its records and assets pertaining to the Collateral with a legend in form and substance satisfactory to the Secured Party, indicating that such Collateral is subject to the security interest granted hereby, (ii) execute, record and file such financing or continuation statements, or amendments thereto, and such other instruments, documents or notices, as may be necessary or desirable, or as the Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (iii) use its best efforts to obtain any necessary consents of third parties to the grant and perfection of a security interest to the Secured Party with respect to any Collateral, (iv) at any reasonable time, upon request by the Secured Party, exhibit the Collateral to and allow inspection of the Collateral by the Secured Party, or persons designated by the Secured Party, and (v) at the Secured Party's request, appear in and defend any action or proceeding that may affect the Company's title to or the Secured Party's security interest in all or any part of the Collateral.

     (b) The Company hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Company. The Company agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by the Company shall be sufficient as a financing statement and may be filed or recorded as a financing statement in any and all jurisdictions and with any and all governmental agencies.

     (c) If the Company shall hereafter acquire any right, title or interest in any Collateral, the provisions of this Agreement shall automatically apply thereto, whether or not such Collateral is listed on any Schedule hereto.

     (d) The Company shall, on the last business day of each year, (i) modify this Agreement by amending Schedules B(i) and B(ii) annexed hereto to include
                           ------------------------
reference to any right, title or interest in any Collateral with a value in excess of $1,000 acquired by the Company after the execution hereof or to delete any reference to any right, title or interest in any Collateral in which the Company no longer has or claims any right, title or interest and (ii) promptly furnish the Secured Party with a copy of the amended Schedules B(i) and B(ii).
                                                     ------------------------

     (e) The Company will furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

     SECTION 3.02 Insurance and Assessments. In the event the Company shall fail
                  -------------------------
to purchase or maintain insurance, or pay any tax, assessment, government charge or levy, or in the event that any lien, encumbrance or secured interest prohibited hereby shall not be paid in full or discharged, or in the event the Company shall fail to perform or comply with any other covenant, promise or obligation to the Secured Party hereunder, or under the Mortgage, the Secured Party may, but shall not be required to, perform, pay, satisfy, discharge or bond the same for the account of the Company, and all money so paid by the Secured Party, including reasonable attorney's fees, shall be deemed an Obligation of the Company to such Secured Party. So long as no default or Event of Default shall have occurred and be continuing, the Secured Party shall use its reasonable efforts to notify the Company of its exercise of any of the foregoing rights prior to the exercise of such rights, or, in any event, as soon as practicable thereafter.

     SECTION 3.03 Covenants. The Company shall:
                  ---------

     (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

     (b) notify the Secured Party of any proposed change in the Company's name, identity or corporate structure at least 15 days prior to such change;

         (c) give the Secured Party 30 days' prior written notice of any change in the Company's chief place of business or chief executive office or the office where the Company keeps its records regarding the Collateral;

         (d) pay all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith, prior to the time of any creation, imposition or perfection of any tax or other applicable lien, judgment, writ or warrant of attachment upon the Collateral or any portion thereof which would in any respect have priority to, or be pari passu with, the liens created under this Agreement or the Mortgage, except for liens for such taxes up to $20,000 in the aggregate ("Exempt Liens"); the Company shall promptly notify the Secured Party if at any time there exists any tax liens, judgments, writs or warrants of attachment upon the Collateral or any portion thereof which would in any respect have priority to, or be pari passu with, the liens created under this Agreement or the Mortgage for amounts in excess of $20,000 in the aggregate.

         (e) not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except as permitted by this Agreement and except that the Company may dispose of Collateral which is obsolete, which the Company is unable to sell and which the Company is unable to use in its operations;

         (f) except for Permitted Liens and Exempt Liens, not create or suffer to exist any lien, charge, encumbrance, security interest, mortgage or pledge upon or with respect to any of the Collateral to secure the indebtedness or other obligations of any Person;

         (g) diligently keep reasonable records respecting the Collateral and at all times keep at least one complete set of its records concerning all of the Collateral at its chief executive office or principal place of business;

         (h) in negotiating a contract to which it may become a party, request the deletion of any provision that would prevent the creation of a security interest in the Company's rights and interests in, any property included within the definition of Collateral acquired under such contracts;

         (i) upon any officer or authorized agent of the Company or any of its subsidiaries obtaining knowledge thereof, promptly notify the Secured Party in writing of any event or series of events that are reasonably likely to individually or in the aggregate diminish the value of the Collateral or any portion thereof by $50,000 or more in the aggregate, or that are reasonably likely to adversely affect the ability of the Company or the Secured Party to dispose of the Collateral, or any portion thereof, having a cost, in the aggregate, of over $50,000, or the rights and remedies of the Secured Party in relation thereto, including without limitation the levy of any legal process against the Collateral or any portion thereof.

         SECTION 3.04  Inspection. The Secured Party may examine and inspect the
                       ----------
Collateral and may examine, inspect and copy all books and records with respect thereto or relevant to the Obligations upon reasonable prior notice during the Company's normal business hours subject to applicable laws requiring security clearance or otherwise restricting access to the foregoing; provided, however, that if confidential information is sought, the Secured Party will enter into a reasonable confidentiality agreement with the Company.

         SECTION 3.05  Right of Entry. Upon the occurrence of an Event of
                       --------------
Default, the Secured Party may (to the extent not prohibited by law), without charge, enter any of the Company's premises where the Secured Party reasonably believes the Collateral may be located, and until it completes the enforcement of its rights in the Collateral subject to its security interest hereunder and the sale or other disposition of any property subject thereto, take possession of such premises where any Collateral is located without charge, rent or payment therefor (through self help without judicial process and without having first given notice or obtained an order of any court), or place custodians in control thereof, remain on such premises and use the same for the purpose of preparing any Collateral for disposition, and disposition of or collecting any Collateral.

         SECTION 3.06  Mortgagee/Landlord Waivers. The Company shall use
                       --------------------------
reasonable best efforts to cause each mortgagee of real property owned by the Company and each landlord of real property leased by the Company to execute and deliver instruments satisfactory in form and substance to the Secured Party by which such mortgagee or landlord waives its rights, if any, in the Collateral and acknowledges the right of the Secured Party to enter and take possession of the premises as set forth in Section 3.05 above and remove the Collateral.

         SECTION 3.07  Indemnification. The Company agrees to indemnify the
                       ---------------
Secured Party and hold it harmless from and against any and all injuries, claims, damages, judgments, liabilities, costs and expenses (including, without limitation, reasonable fees and disbursements of counsel), charges and encumbrances which may be incurred by or asserted against the Secured Party in connection with or arising out of this Agreement, any assertion, declaration or defense of the Secured Party's rights or security interest under the provisions of this Agreement or the Secured Note in connection with the realization, repossession, safeguarding, insuring or other protection of the Collateral or in connection with the collecting, perfecting or protecting the Secured Party's liens and security interests hereunder or under the Secured Note, except to the extent that such losses are caused by the Secured Party's gross negligence or willful misconduct.

         SECTION 3.08  Amounts Payable in Respect of the Collateral. Except as
                       --------------------------------------------
otherwise provided in this Section, the Company shall continue to collect, at its own expense, all amounts, if any, due or to become due to the Company in respect of the Collateral or any portion thereof. Upon the occurrence and during the continuation of an Event of Default, the Secured Party shall have the right at any time, upon written notice by the Secured Party of its intention to do so, to notify the obligors with respect to any such amounts of the existence of the security interest created hereby, and to direct such obligors to make payment of all such amounts directly to the Secured Party, and, upon such notification and at the expense of the Company, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Company might have done. After receipt by the Company of the notice from the Secured Party referred to in the preceding sentence, (i) all amounts and proceeds (including checks and other instruments) received by the Company in respect of amounts due to the Company in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Secured Party hereunder, shall be segregated from other funds of the Company and shall be forthwith paid over or delivered to the Secured Party in the same form as so received ( with any necessary endorsement) to be held as cash Collateral and applied as provided in
Section 4.05, and (ii) the Company shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

         SECTION 3.09  Attorney-in-Fact. To the fullest extent permitted by
                       ----------------
applicable law, the Company hereby irrevocably appoints the Secured Party as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company, the Secured Party or otherwise, from time to time to be effective (a) upon the occurrence and during the continuance of an Event of Default or (b) with respect to any action or the execution of any instrument that the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement and which the Company is obligated to take pursuant to any other provision of this Agreement, (i) upon the occurrence and during the continuance of a default or (ii) after the fifth Business Day after the Secured Party makes a written request to the Company to take such action or execute such instrument (provided that the Company fails to fully comply with such request on or prior to such fifth Business Day), in the Secured Party's discretion to take any action and to execute any instrument that such Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

         (a) to endorse the Company's name on all applications, documents, papers, checks and instruments as may be necessary for the Secured Party with respect to the Collateral or this Agreement;

         (b) to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

         (c) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

         (d) to file any claims or take any action or institute any proceedings that the Secured Party reasonably may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral;

         (e) to pay or discharge taxes or liens, claims, encumbrances, pledges, charges or mortgages levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Secured Party in its sole discretion, any such payments made by the Secured Party to become Obligations, and obligations of the Company to the Secured Party, due and payable immediately without demand; and

         (f) only after an Event of Default has occurred and is continuing (i) to execute and deliver any of the documents requested by the Secured Party pursuant to Article IV, (ii) to grant or issue an exclusive or non-exclusive license to the Collateral or any portion thereof to any Person, and (iii) otherwise generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Company's expense, at any time or from time to time, all acts and things that the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as the Company might do.

         SECTION 3.10  Secured Party May Perform. If the Company fails to
                       -------------------------
perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Company under Section
3.07 and Section 4.06.

                         IV. REMEDIES OF SECURED PARTY

         SECTION 4.01  Events of Default. Each of the following events or
                       -----------------
occurrences described in this Section 4.01 shall constitute an "Event of Default".

         (a) a default shall be made in the due observance or performance of any covenant, condition or agreement of the Company to be performed pursuant to Sections 3.03(d), (e), (f) or (i) of this Agreement;

         (b) the Company fails to comply with or breaches any other material covenant, agreement or obligation of this Agreement or of any other Loan Document and such failure continues for more than thirty (30) days after the Secured Party has given written notice of such failure to the Company; provided that, for clarification purposes, (1) any such failure or breach of another Loan Document does not constitute an Event of Default hereunder until after any applicable cure period set forth in the terms of such document, and (2) any failure by the Company to cause the Registration Statement to become effective by the Registration Date and remain effective throughout the Registration Period (as such terms are defined in the Settlement Agreement) in accordance with the terms of Section 7 of the Settlement Agreement shall not constitute an Event of Default hereunder so long as the Company pays and continues to pay the liquidated damages as required by and in accordance with the terms of Section 7(b) of the Settlement Agreement;

         (c) any representation or warranty of the Company made in this Agreement or any other Loan Document shall prove to be false or misleading in any material respect when made; or

         (d) an "Event of Default" shall occur under the Secured Note or the Mortgage.

         SECTION 4.02  Enforcement. Upon the occurrence of any Event of Default,
                       -----------
the Secured Party shall have, in addition to all of its other rights under this Agreement and the other Loan Documents, by operation of law or otherwise (which rights shall be cumulative), all of the rights and remedies of a secured party under the Uniform Commercial Code and shall have the right to enter upon any premises where such Collateral is kept and retake possession thereof. Upon the occurrence of an Event of Default, the Secured Party may, without demand, advertising or notice, all of which the Company hereby waives (except as the same may be required by law), sell, lease, dispose of, deliver and grant options to a third party to purchase, lease, license, or otherwise dispose of any and all Collateral held by it or for its account at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, at such prices and upon such terms as the Secured Party, in its sole discretion, deems advisable. The Company agrees that if notice of sale shall be required by law such requirement shall be met, to the extent permitted by law, if such notice is mailed, postage prepaid, to the Company at its address set forth above or such other address as it may have, in writing, provided to the Secured Party, at least seven (7) days before the time of such sale or disposition. To the extent permitted by applicable law, notice of any public sale shall be sufficient if it describes the Collateral to be sold in general terms, stating the amounts thereof, the nature of the business in which such Collateral was created and the location and nature of the properties covered by any other security interests or mortgages and any prior liens thereon. The Secured Party may postpone or adjourn any sale of any Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale. The Secured Party may be the purchaser at any such sale if it is public, free from any right of redemption, which the Company also waives to the extent permitted by applicable law, and payment may be made, in whole or in part, in respect of such purchase price by the application to the Obligations to the Secured Party. The proceeds of sale shall be applied as provided in Section 4.05. The Company shall remain liable for any deficiency.

         SECTION 4.03  Waiver. The Company waives any right, to the extent
                       ------
applicable law permits, to receive prior notice of, or a judicial or other hearing with respect to, any action or prejudgment remedy or proceeding by the Secured Party to take possession, exercise control over, or dispose of any item of the Collateral in any instance (regardless of where the same may be located) where such action is permitted under the terms of this Agreement or by applicable law or of the time, place or terms of sale in connection with the exercise of the Secured Party's rights hereunder and also waives, to the extent permitted by law, any bonds, security of sureties required by any statute, rule or otherwise by law as an incident to any taking of possession by the Secured Party of property subject to the Secured Party's lien. The Company also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of the Secured Party's rights under this Agreement including the taking of possession of any Collateral, all to the extent that such waiver is permitted by law and to the extent that such damages are not caused by the Secured Party's gross negligence or willful misconduct. These waivers and all other waivers provided for in this Agreement and any other Loan Documents have been negotiated by the parties, and the Company acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

         SECTION 4.04  Other Rights. The Company agrees that the Secured Party
                       ------------
shall not have any obligation, except to the extent required by law, to preserve rights to any Collateral against prior parties or to proceed first against any Collateral or to marshall any Collateral of any kind for the benefit of any other creditors of the Company or any other Person.

         SECTION 4.05  Disposition of Proceeds. The Proceeds of any sale or
                       -----------------------
disposition of all or any part of the Collateral shall be applied by the Secured Party in the following order: (i) to the payment in full of the costs and expenses of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder, and to the payment in full of all other expenses, liabilities and advances made or incurred by the Secured Party in connection therewith, all amounts for which the Secured Party is entitled to indemnification hereunder, and all advances made by the Secured Party hereunder for the account of the Company, including the reasonable compensation of the Secured Party's agents and attorneys; (ii) to the payment of the Obligations; and (iii) to the payment to the Company of any surplus then remaining from such proceeds, subject to the rights of any holder of a lien on the Collateral of which the Secured Party has received actual written notice. In the event that the proceeds of any sale or other disposition of the Collateral are insufficient to cover the principal of, and premium, if any, and interest on, and expenses and fees with respect to, the Obligations secured thereby, plus costs and expenses of the sale or other disposition, the Company shall remain liable for any deficiency.

     SECTION 4.06 Expenses. The Company agrees that it shall pay all costs and
                  --------
expenses hereafter incurred in amending, implementing, perfecting, collecting, defending, declaring and enforcing and otherwise relating to the Secured Party's rights and security interests in the Collateral hereunder or under the Secured Note or any other instrument or agreement delivered in connection herewith or therewith, including, but not limited to, searches and filings at all times, and the Secured Party's reasonable attorneys' fees (regardless of whether any litigation is commenced, whether default is declared hereunder, and regardless of tribunal or jurisdiction); provided that the Company shall not be responsible for any costs or expenses (including attorneys fees) incurred by the Secured Party in connection with the execution and delivery of this Agreement or any other Loan Document (except as may be otherwise provided in this Agreement or in such Loan Document), and provided that the Company shall only be obligated to pay up to a maximum aggregate amount equal to $1,000 for the costs of title, UCC, judgment, lien and similar searches in connection with this Agreement, the Mortgage and the other Loan Documents.

     SECTION 4.07 Standard of Care. The powers conferred on the Secured Party
                  ----------------
hereunder are solely to protect their interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its or his possession if such Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property.

                             V. GENERAL PROVISIONS

     SECTION 5.01 Termination. This Agreement shall remain in full force and
                  -----------
effect until all the Obligations shall have been indefeasibly fully paid and satisfied and, until such time, the Secured Party shall retain all security in and other rights with respect to all Collateral held by it hereunder.

     SECTION 5.02 Remedies Cumulative. The Secured Party's rights and remedies
                  -------------------
under this Agreement shall be cumulative and non-exclusive of any other rights or remedies which it may have under the Secured Note any other Loan Document or any other agreement or instrument, by operation of law or otherwise, and may be exercised alternatively, successively or concurrently as the Secured Party may deem expedient.

     SECTION 5.03 Binding Effect. This Agreement is entered into for the benefit
                  --------------
of the parties hereto and their successors and assigns. It shall be binding upon and shall inure to the benefit of the said parties, their successors and assigns.

     SECTION 5.04 Notices. Wherever this Agreement provides for notice to either
                  -------
party (except as expressly provided to the contrary), it shall be given in the manner specified and shall be addressed as follows:

     If to the Company:

              Unigene Laboratories, Inc.
              110 Little Falls Road
              Fairfield, New Jersey 07004
              Attention:  Mr. William Steinhauer

              with a copy to:

              Dechert
              4000 Bell Atlantic Tower
              1717 Arch Street
              Philadelphia, Pennsylvania  19103-2793
              Attn: Christopher G. Karras, Esq.
              Telephone: (215) 994-2412
              Facsimile: (215) 994-2222


     If to the Secured Party:

              The Tail Wind Fund, Ltd.
              c/o Tail Wind Advisory and Management Ltd
              One Regent Street, 1/st/ Floor
              London SW1Y 4NS
              England
              Attention: David Crook
              Telephone: [44-207] 468-7660
              Facsimile: [44-207] 468-7657

     With a copy to (which shall not constitute Notice):

              Peter J. Weisman, P.C.
              110 East 59/th/ Street, 18/th/ Floor
              New York, New York  10022
              Attn:  Peter J. Weisman, Esq.
              Telephone: (212) 535-7818

Each party to this Agreement may designate a change of address by notice given, as herein provided, to the other party fifteen (15) days prior to the date such change of address is to become effective.

     SECTION 5.05  Waiver. No delay or failure on the part of the Secured Party
                   ------
in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option, and no waiver shall be valid unless in writing and signed by the Secured Party or by an officer of the Secured Party, if applicable, and then only to the extent therein set forth.

     SECTION 5.06  Modifications and Amendments. This Agreement constitutes the
                   ----------------------------
complete agreement between the parties with respect to the specific subject matter hereof and may not be changed, modified, waived, amended or terminated orally, but only by a writing signed by all parties hereto. For clarification purposes, all the Loan Documents together and the documents executed in connection therewith set forth the entire understanding of the parties with respect to the loan secured hereby and all the transactions contemplated by the Settlement Agreement.

     SECTION 5.07  Survival of Representations and Warranties. The
                   ------------------------------------------
representations and warranties of the Company made herein shall survive the execution and delivery of this Agreement for a period co-extensive with the applicable statute of limitations or, if later, the date of the indefeasible payment of the Obligations in full.

     SECTION 5.08  Pronouns. All pronouns and any variations thereof refer to
                   --------
the masculine, feminine or neuter, singular or plural, as the identity of the entity or person may require.

     SECTION 5.09  Counterparts. This Agreement may be executed in two or more
                   ------------
counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered by facsimile transmission, and facsimile signatures shall be binding on the parties hereto.

     SECTION 5.10 Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial.
                  -------------------------------------------------------------
THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY WITHOUT GIVING EFFECT TO PRINCIPLES OR CONFLICT OR CHOICE OF LAWS. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK, COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY AGREES (i) NOT

TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (ii) NOT TO ASSERT ANY COUNTERCLAIM IN ANY SUCH SUIT, ACTION OR PROCEEDING EXCEPT MANDATORY COUNTERCLAIMS WHICH MUST BE ASSERTED TO AVOID BEING DEEMED TO HAVE BEEN WAIVED IN ANY SEPARATE ACTION. THE COMPANY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. THE COMPANY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SECURED NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized, on the day and year first above written.

                                         UNIGENE LABORATORIES, INC.

                                         By:____________________________________
                                               Name:
                                               Title:

                                         THE TAIL WIND FUND, LTD.
                                         By:   TAIL WIND ADVISORY AND MANAGEMENT
                                               LTD., its investment manager


                                               By:______________________________
                                               Name: David Crook
                                               Title: President

                                                                    ATTACHMENT E

                             SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT (the "Agreement") is entered into this ___ day of April, 2002, by and among Unigene Laboratories, Inc., a Delaware corporation (the "Company"), The Tail Wind Fund, Ltd., a British Virgin Islands limited liability company ("Tail Wind"), Jean Levy, a resident of New Jersey, Jay Levy, a resident of New Jersey, Warren P. Levy, a resident of New Jersey, and Ronald S. Levy, a resident of New Jersey (Jean Levy, Jay Levy, Warren P. Levy and Ronald S. Levy are referred to herein individually as a "Subordinated Creditor" and collectively as the "Subordinated Creditors").

                                   WITNESSETH:

         WHEREAS, in connection with the settlement of a dispute between the Company and Tail Wind (the "Settlement"), the Company has issued to Tail Wind a secured Promissory Note in the principal amount of US$1,000,000, a copy of which is attached hereto as Exhibit 1 (the "Tail Wind Note"); and

         WHEREAS, pursuant to (i) that certain Mortgage of even date herewith issued by the Company in favor of Tail Wind (the "Mortgage") and (ii) that certain Equipment Security Agreement of even date between the Company and Tail Wind (the "Security Agreement" and, together with the Mortgage, the "Collateral Agreements"), the Company has granted to Tail Wind a mortgage lien on certain of its real property located in Fairfield, New Jersey, as more particularly described on Exhibit A hereto, and a security interest in certain of its
             ---------
personal property located on or at such real property, which real and personal property are more fully described in the Mortgage and the Security Agreement, respectively (the "Collateral"), to secure payment by the Company of the Tail Wind Note; and

         WHEREAS, the Subordinated Creditors on the date hereof hold promissory notes issued by the Company in the collective aggregate principal amount of $11,553,322.75 (the "Levy Notes"); and

         WHEREAS, payment of all or a portion of the Levy Notes is secured in part by mortgage liens on and security interests in the Collateral granted by the Company to the Subordinated Creditors; and

         WHEREAS, to induce Tail Wind to enter into the Settlement, each of the Subordinated Creditors has agreed to subordinate his or her mortgage liens on and security interests in the Collateral to the mortgage lien on and security interest in the Collateral granted by the Company to Tail Wind under the Collateral Agreements, all on the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. The following terms when used herein shall have the following meanings:

            (a) "Senior Debt" shall mean all indebtedness, liabilities, and obligations of the Company to Tail Wind under the Tail Wind Note, including, without limitation, principal, interest (including interest accruing after the bankruptcy of the Company) and fees, if any, payable thereunder; Senior Debt shall also include "Debt" (as defined in the Mortgage) and "Obligations" (as defined in the Security Agreement).

            (b) "Subordinated Debt" shall mean all indebtedness, liabilities, and obligations of the Company to any of the Subordinated Creditors under the Levy Notes or any other loans made to the Company by any of the Subordinated Creditors after the date hereof, including without limitation, principal, interest and fees payable thereunder.

         2. Subordination. Each Subordinated Creditor hereby agrees that any and all liens on and security interests in the Collateral granted by the Company to such Subordinated Creditor to secure any Subordinated Debt (collectively, the "Levy Liens"), including without limitation those set forth on Exhibit B annexed
                                                               ---------
hereto, is hereby immediately made subordinate and junior to, and postponed in priority and effect to, the liens on and security interests in the Collateral granted by the Company to Tail Wind pursuant to the Collateral Agreements to secure the Senior Debt, all as if Tail Wind's liens on and security interests in the Collateral had been perfected by the recording of mortgages and timely filing of financing statements or by any other legal means prior to the time that any lien or security interest in the Collateral securing Subordinated Debt was perfected and prior to the recording of any mortgage or filing of any financing statements in connection with the Subordinated Debt. Nothing contained in this Agreement or otherwise will in any event be deemed to constitute any holder of Senior Debt the agent of any of the Subordinated Creditors for any purpose nor to create any fiduciary or similar relationship between any such holder of Senior Debt and any of the Subordinated Creditors. The terms of this Agreement, the subordination effected hereby and the rights of the holder of Senior Debt shall not be affected by: (a) any amendment of or addition or replacement of or supplement to the Collateral Agreements or any other instrument or agreement relating to the Senior Debt or securing any of the Senior Debt, (b) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or any instrument or agreement relating thereto, or securing any of same, or (c) any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of any Senior Debt or any instrument or agreement relating thereto, or securing any of same, all whether or not the holders of the Subordinated Debt shall have had notice or knowledge of any of the foregoing. Each Subordinated Creditor hereby authorizes Tail Wind to execute and file on behalf of such Subordinated Creditor any and all UCC Financing Statement amendments necessary or desirable to evidence the subordination contained herein for the Collateral covered by Article 9 of the New Jersey Uniform Commercial Code.

         3. Payments. So long as any part of the Senior Debt shall be unpaid, no payment of or with respect to any of the Subordinated Debt shall be made at any time by the Company or received by any of the Subordinated Creditors, unless concurrently with such payment to any Subordinated Creditor (the "Levy Payment"), the Company pays to Tail Wind an amount of the Senior Debt equal to the product of (a) the amount of such Levy Payment, multiplied by (b) the quotient of (i) the aggregate principal amount of the Tail Wind Note outstanding immediately prior to the making of such Levy Payment, divided by (ii) the sum of
(A) the aggregate principal amount of the Tail Wind Note outstanding immediately prior to the making of such Levy

Payment, plus (B) the aggregate principal amount of the Subordinated Debt outstanding immediately prior to the making of such Levy Payment. To the extent that a Subordinated Creditor receives any payment or portion thereof to which it is not entitled pursuant to the terms of this Section 3, such Subordinated Creditor shall either (a) receive and hold any such payment in trust for the benefit of Tail Wind and promptly remit the same to Tail Wind or (b) immediately return the full amount of the Levy Payment (including without limitation all amounts which such Subordinated Creditor would otherwise have been entitled to retain) to the Company.

         4. Rights to Collect Prior to Subordinated Debt. In the event of, and commencing with the date of, any dissolution, winding up, liquidation, reorganization or other similar proceeding relating to the Company, its creditors or its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company or any sale of the assets of the Company), and notwithstanding that the Collateral Agreements may have been held to be invalid or unenforceable by a court of competent jurisdiction or that the Collateral Agreements, or any transfer of any right, title or interest in, or granting of security interest in, property of the Company may have been held to be a preferential transfer or fraudulent conveyance, the Senior Debt shall be satisfied in full in cash or otherwise to the reasonable satisfaction of Tail Wind before the Subordinated Creditors shall be entitled to receive and/or retain any payment, distribution, asset or other property of the Company in respect of the Subordinated Debt and, in order to implement the foregoing, all payments, distributions or transfers of property of any kind in respect of the Subordinated Debt to which any Subordinated Creditor would be entitled but for the provisions of this Agreement shall be made directly to Tail Wind (and each Subordinated Creditor hereby directs any person making such payment or distribution to make such payment or distribution directly to Tail Wind). If a Subordinated Creditor receives any payment to which Tail Wind is entitled pursuant to the terms of this Section 4, such Subordinated Creditor shall receive and hold any such payment in trust for the benefit of Tail Wind and shall promptly remit the same to Tail Wind.

         5. Postponement of Enforcement. Each Subordinated Creditor hereby agrees that he or she shall not attempt to assert, enforce or take any action in furtherance of any rights or remedies granted pursuant to the Levy Liens unless and until the Senior Debt shall have been satisfied in full in cash or otherwise to the reasonable satisfaction of Tail Wind; provided that the foregoing shall not terminate or otherwise void the rights granted to the Subordinated Creditors pursuant to the Levy Liens.

         6. Further Assurances; Transfer; Power of Attorney.

            (a) Each Subordinated Creditor hereby agrees to execute any and all such further agreements, documents and instruments, and to take or refrain from taking any further action, as Tail Wind reasonably may request to carry into effect the intent of this Agreement.

            (b) No Subordinated Creditor shall assign or transfer any of his or her right, title or interest in or to the Subordinated Debt without the prior written consent of Tail Wind, which consent shall not be unreasonably withheld or delayed. No Levy Note shall be amended, exchanged, assigned or participated without the prior written consent of Tail Wind (provided that consent to such assignment or participation shall not be unreasonably withheld or delayed);

provided that this Section 6(b) shall in no way limit the rights of the Company to borrow additional funds from the Subordinated Creditors in accordance with the provisions of the Collateral Agreements.

            (c) If, after the occurrence of an Event of Default (as defined in the Tail Wind Note), any Subordinated Creditor fails to execute any agreement, document or instrument, or to take or refrain from taking any action, that Tail Wind reasonably requests to effectuate the subordination provided for in this Agreement or otherwise enforce its rights under the Collateral Agreements within five business days after Tail Wind provides notice of such request to such Subordinated Creditor, then such Subordinated Creditor irrevocably (i) authorizes and directs Tail Wind, and its successors and assigns and any trustee in bankruptcy, receiver or assignee for the benefit of creditors of the Company, whether in voluntary or involuntary liquidation, dissolution or reorganization, to take such action in the name of such Subordinated Creditor as Tail Wind reasonably may deem to be necessary or appropriate to effectuate the subordination provided for in this Agreement and (ii) appoints Tail Wind and its successors and assigns as the attorney-in-fact of such Subordinated Creditor for such purpose, with full powers of substitution and resubstitution. The powers of attorney that may be granted herein are powers coupled with an interest and are, therefore, irrevocable.

         7. Representations.

            (a) The Company hereby represents and warrants to Tail Wind that (i) it has not granted any mortgage lien on or security interest in the Collateral except for the Levy Liens, (ii) since June 1, 2001, the Company has not made any payment to the Subordinated Creditors in respect of the Subordinated Debt, (iii) the aggregate outstanding principal amount of the Levy Notes as of the date hereof is as stated in the Recitals hereto and the Company does not have any outstanding indebtedness to any members of the Levy family or their affiliates as of the date hereof except as evidenced by the Levy Notes and (iv) none of the Levy Liens (or agreements governing them) have been assigned or participated.

            (b) Each of the Subordinated Creditors hereby represents and warrants to Tail Wind that (i) to his or her knowledge, the Company has not granted any mortgage lien on or security interest in the Collateral except for the Levy Liens, (ii) since June 1, 2001, he or she has not received any payment from the Company in respect of the Subordinated Debt, (iii) to his or her knowledge, the aggregate outstanding principal amount of the Levy Notes as of the date hereof is as stated in the Recitals hereto and the Company does not have any outstanding indebtedness to any members of the Levy family or their affiliates as of the date hereof except as evidenced by the Levy Notes and (iv) none of the Levy Liens (or agreements governing them) have been assigned or participated.

         8. Term. Subject to Section 16 below (to the extent of which this Agreement shall remain in full force and effect) this Agreement shall remain in full force and effect until all Senior Debt has been satisfied in full in cash or otherwise to the reasonable satisfaction of Tail Wind notwithstanding the death or incompetency of any of the Subordinated Creditors.

         9. Binding Effect. This Agreement including, without limitation, the subordination provided for herein, shall be binding upon the Company and the Subordinated Creditors and each of their respective, heirs, executors, administrators, successors and permitted assigns and shall inure to the benefit of Tail Wind and its successors and assigns.

         10. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) on the same day if given by personal delivery, (ii) on the following business day if given by telecopier with confirmation of receipt, or
(iii) on the second business day if given by internationally recognized overnight air courier, in each case addressed:

                           If to the Company:

                           Unigene Laboratories, Inc.
                           110 Little Falls Road
                           Fairfield, New Jersey  07004
                           Attn: Dr. Warren P. Levy
                           Telephone:       (973) 882-0860
                           Facsimile:       (973) 227-6088

                           with a copy to:

                           Dechert
                           4000 Bell Atlantic Tower
                           1717 Arch Street
                           Philadelphia, Pennsylvania  19103-2793
                           Attn: Christopher G. Karras, Esq.
                           Telephone:       (215) 994-2412
                           Facsimile:       (215) 994-2222

         If to a Subordinated Creditor, to his or her address as follows:

                           Jean Levy
                           2150 Center Avenue
                           Apt. 10G
                           Fort Lee, NJ  07024

                           Jay Levy
                           2150 Center Avenue
                           Apt. 10G
                           Fort Lee, NJ  07024

                           Warren P. Levy
                           15 East Cheryl Drive
                           Pine Brook, NJ  07058

                           Ronald S. Levy
                           248 Andrea Drive
                           Rockaway, NJ  07866

         If to Tail Wind:

                           The Tail Wind Fund, Ltd.
                           c/o Tail Wind Advisory and Management Ltd.
                           One Regent Street
                           1st Floor
                           London SW1Y 4NS
                           England
                           Attn:    David Crook
                           Telephone:       44-207-468-7660
                           Facsimile:       44-207-468-7657

                           with a copy to:

                           Peter J. Weisman, P.C.
                           110 East 59th Street, 18th Floor
                           New York, New York  10022
                           Attn:    Peter J. Weisman, Esq.
                           Telephone:        (212) 418-4792
                           Facsimile:        (212) 317-8855

or at such other address as any party may designate by ten days' advance written notice given hereunder to the other parties.

         11. Waiver. No delay or failure on the part of any party in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option, and no waiver shall be valid unless in writing and signed by each party and then only to the extent therein set forth.

         12. Modifications and Amendments. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements with respect thereto. This Agreement may not be changed, modified or amended orally, but only by a writing signed by all parties hereto.

         13. Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

         14. Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original and all of which shall constitute the same instrument.

         16. Payment Set Aside. To the extent that the Company or any Subordinated Creditor makes a payment or payments to Tail Wind hereunder or pursuant to the Tail Wind Note or Tail Wind enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a Subordinated Creditor, a trustee, receiver or any other person or entity under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                       UNIGENE LABORATORIES, INC.


                                       By:______________________________________
                                           Name:
                                           Title:

                                       THE TAIL WIND FUND, LTD.
                                       By: TAIL WIND ADVISORY AND
                                           MANAGEMENT LTD., its investment
                                           manager

                                           By:__________________________________
                                           Name:  David Crook
                                           Title: CEO

                                       _________________________________________
                                       JEAN LEVY

                                       _________________________________________
                                       JAY LEVY

                                       _________________________________________
                                       WARREN P. LEVY


                                       _________________________________________
                                       RONALD S. LEVY

                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF                )
                        ) ss.:
COUNTY OF               )


On this ___ day of April, 2002, before me, the undersigned, personally appeared ____________________ , the ____________ of UNIGENE LABORATORIES, INC., a
Delaware corporation, who, I am satisfied, is the person who signed the foregoing instrument, and he did acknowledge under oath that he signed, sealed with the corporate seal, and delivered the same in his capacity as such officer and that the foregoing instrument is the voluntary act and deed of such corporation, made by virtue of the authority of its board of directors.

                                                    _________________________
                                                          Notary Public

                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF
                   SS.:
COUNTY OF

         On this ___ day of April, 2002, before me, the undersigned, personally appeared JEAN LEVY, who I am satisfied, is the person who signed the foregoing instrument, and he did acknowledge under oath that he signed, and delivered the same and that the foregoing instrument is a voluntary act and deed.

                                                    _________________________
                                                          Notary Public

                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF
                   SS.:
COUNTY OF

         On this ___ day of April, 2002, before me, the undersigned, personally appeared JAY LEVY, who I am satisfied, is the person who signed the foregoing instrument, and he did acknowledge under oath that he signed, and delivered the same and that the foregoing instrument is a voluntary act and deed.

                                                 _______________________________
                                                          Notary Public

                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF
                           SS.:
COUNTY OF

         On this ___ day of April, 2002, before me, the undersigned, personally appeared WARREN P. LEVY, who I am satisfied, is the person who signed the foregoing instrument, and he did acknowledge under oath that he signed, and delivered the same and that the foregoing instrument is a voluntary act and deed.

                                           _____________________________________
                                                        Notary Public

                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF
                           SS.:
COUNTY OF

         On this ___ day of April, 2002, before me, the undersigned, personally appeared RONALD S. LEVY, who I am satisfied, is the person who signed the foregoing instrument, and he did acknowledge under oath that he signed, and delivered the same and that the foregoing instrument is a voluntary act and deed.

                                           _____________________________________
                                                        Notary Public

                                 ACKNOWLEDGEMENT
                                 ---------------

STATE OF
                           SS.:
COUNTY OF

         On this ___ day of April, 2002, before me, the undersigned, personally appeared DAVID CROOK and signed the foregoing instrument, and did acknowledge under oath, to my satisfaction, that:

         (a) he is the Chief Executive Officer of Tail Wind Advisory and Management Ltd., a U.K. limited liability company ("TWAM");

         (b) TWAM is the investment manager of The Tail Wind Fund, Ltd. ("Tail Wind"), the limited liability company named in the foregoing instrument, and pursuant to the investment management agreement between TWAM and Tail Wind, Tail Wind has power of attorney and authority to execute the foregoing instrument on behalf of Tail Wind;

         (c) he signed and delivered the foregoing instrument in his capacity as such Chief Executive Officer of TWAM, and TWAM executed the foregoing instrument in its capacity as investment manager; and

         (d) the foregoing instrument is the duly authorized, voluntary act and deed of Tail Wind and TWAM.


                                                   _____________________________
                                                           Notary Public

                                    EXHIBIT A

         All the real property located in the Township of Fairfield, County of Essex, State of New Jersey and more particularly described as follows:

         BEGINNING at a point on the West side of Little Falls Road distant
         805.68 feet northerly from the intersection of the West side of Little Falls Road and the North side of Pier Lane; thence

         (1) Running through the lands formerly of Carrie DeVito, South 40 degrees 57 minutes West, 506.81 feet to a point; thence

         (2) Still through the lands of Carrie DeVito, North 89 degrees 09 minutes West, 59.13 feet to the West line of lands formerly of Carrie DeVito; thence

         (3) Running along the West line of lands formerly of Carrie DeVito, North 6 degrees 18 minutes East, 352.04 feet to a point; thence

         (4) Still along the West line of lands formerly of Carrie Devito, North 54 degrees 15 minutes East, 262.37 feet to the West side of Little Falls Road; thence

         (5) Running along the West side of Little Falls Road, South 49 degrees 03 minutes East, 185.00 feet to the point and place of Beginning.

         NOTE:        Being Lot(s) 22, Block 2801, Tax Map of the Township of
         Fairfield,

                      BEING commonly known as 110 Little Falls Road, Fairfield, New Jersey.

                      BEING the same premises conveyed to the Mortgagor herein by deed recorded on June 23, 1982 in the Essex County Register's Office in Book 4754, page 450.

                                    EXHIBIT B

1. Mortgage made by Unigene Laboratories, Inc., to Jean Levy, dated February 10, 1995, recorded February 10, 1995, in Book 6486, page 846 of Register's Office of Essex County, New Jersey; Securing $650,000.00. Said mortgage was modified by Modification of Mortgage and Security Agreement, dated March 20, 1995, recorded April 20, 2001 in Release Book 398, page 601 of Register's Office of Essex County, New Jersey.

2. Mortgage made by Unigene Laboratories, Inc., to Jay Levy, dated July 13, 1999, recorded August 27, 1999, in Book 7342, page 254 of Register's Office of Essex County, New Jersey; Securing $1,600,000.00. Said mortgage was modified by Modification of Mortgage and Security Agreement, dated August 5, 1999, recorded October 28, 1999 in Release Book 428, page 264 of Register's Office of Essex County, New Jersey, (where additional indebtedness in the aggregate amount of $270,000 was secured by said mortgage).

3. Financing Statement (UCC-1) filed with the Register's Office of Essex County, New Jersey on August 27, 1999 as File No. 088513.

4. Financing Statement (UCC-1) filed with the Register's Office of Essex County, New Jersey on February 27, 1995 as File No. 77387.

5. Financing Statement (UCC-1) filed with the Secretary of State of New Jersey, File No. 1922680.

                                      B-1